As filed with the Securities and Exchange Commission on August 18, 2006

Registration No.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☐	Pre-Effective Amendment No. 1
☐	Post-Effective Amendment No.

KOHLBERG CAPITAL, LLC (1)

(Exact Name of Registrant as Specified in Charter)

295 Madison Avenue, 6th Floor

New York, New York 10017

(212) 455-8300

(Address and Telephone Number of Principal Executive Offices)

Dayl W. Pearson

Chief Executive Officer

Kohlberg Capital, LLC

295 Madison Avenue, 6th Floor

New York, New York 10017

(Name and Address of Agent for Service)

Copies to:

Craig E. Marcus, Esq. Ropes & Gray LLP One International Place Boston, Massachusetts 02110 Telephone: (617) 951-7000 Facsimile: (617) 951-7050	Jay L. Bernstein, Esq. Clifford Chance US LLP 31 West 52nd Street New York, New York 10019 Telephone: (212) 878-8000 Facsimile: (212) 878-8375

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☐

It is proposed that this filing will become effective (check appropriate box):

☐	When declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐	This amendment designates a new effective date for a previously filed registration statement.

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration number of the earlier effective registration statement for the same offering is

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price (2)	Amount of Registration Fee (2)
Common Stock, $0.01 par value per share	$225,000,000	$24,075

(1)	In connection with this offering, Kohlberg Capital, LLC, a Delaware limited liability company, will convert, in accordance with Delaware law, to a Delaware corporation to be named Kohlberg Capital Corporation.
(2)	Calculated pursuant to Rule 457(o) based on an estimate of the proposed maximum aggregate offering price.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion, Dated August 18, 2006

KOHLBERG CAPITAL CORPORATION

                     SHARES

COMMON STOCK

We are an internally managed, closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended. We have been organized to continue and expand the middle market investment business and asset management business of Katonah Debt Advisors, L.L.C. (“Katonah Debt Advisors”), which we acquired from affiliates of Kohlberg & Co., L.L.C. (“Kohlberg & Co.”), a leading private equity firm focusing on middle market investing. We will use the proceeds of this offering to acquire a portfolio of approximately $200 million in aggregate principal amount of first and second lien loans that were originated during 2006 by Katonah Debt Advisors’ middle market lending group. Our middle market investment business will continue to originate, structure, finance and manage a portfolio of senior secured term loans and will also invest in mezzanine debt and selected equity securities in privately-held middle market companies. Our wholly-owned portfolio company, Katonah Debt Advisors, currently has approximately $1 billion of assets under management and will continue to manage collateralized debt obligation funds (“CDO Funds”) which invest in broadly syndicated loans, high-yield bonds and other credit instruments. Following this offering, we will maintain a strategic relationship with Kohlberg & Co., whose affiliates received, prior to our election to be regulated as a BDC, an aggregate of 3,151,000 shares of our common stock and promissory notes in the aggregate principal amount of $5 million in exchange for contributing to us their ownership interests in Katonah Debt Advisors and in securities issued by CDO Funds managed by Katonah Debt Advisors and two other asset managers.

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. While our primary investment focus will be on making loans to, and selected equity investments in, privately-held middle market companies, we may invest up to 30% of our capital in other investments such as loans to larger, publicly-traded companies, high-yield bonds, distressed debt securities and debt and equity securities issued by CDO Funds managed by Katonah Debt Advisors or by other asset managers. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors.

Our common stock has no history of trading. Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. If our shares trade at a discount to net asset value, it may increase the risks of loss for purchasers in this public offering. Purchasers in this offering will experience immediate dilution. See “Dilution” on page 34 for more information. We currently expect that the initial offering price per share of our common stock will be between $14 and $16. We intend to apply for listing of our common stock on The NASDAQ Global Market under the symbol “KCAP,” subject to official notice of issuance.

Investing in our common stock involves risks. See “ Risk Factors” beginning on page 13.

	Per Share	Total[2]
Public offering price	$	$

Sales load (underwriting discounts and commissions)	$	$

Proceeds to us, before expenses[1]	$	$

[1]	Before deducting estimated expenses payable by us of approximately $ .
[2]	We have granted the underwriters a 30-day option to purchase up to an additional shares of common stock on the same terms and conditions set forth above if the underwriters sell more than shares of common stock in this offering. If the underwriters exercise their option to purchase additional shares, the total public offering price will be $ , the total sales load will be $ and the total proceeds to us, before expenses, will be $ .

The underwriters have reserved up to              shares of our common stock for sale to our directors, officers and employees, at the public offering price.

This prospectus contains important information about us that you should know before investing in our common stock. Please read it before making an investment decision and keep if for future reference. After the completion of this offering, we will be required to file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission. This information will be available free of charge by writing to Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017, by telephone by calling collect at (212) 455-8300 or by visiting our website at http://www.kohlbergcap.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus. You may also obtain information about us from the Securities and Exchange Commission’s website (http://www.sec.gov).

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Lehman Brothers Inc., on behalf of the underwriters, expects that the shares of our common stock will be ready for delivery to purchasers on or about         .

LEHMAN BROTHERS	MERRILL LYNCH & CO.

BMO CAPITAL MARKETS	BANC OF AMERICA SECURITIES LLC

                    , 2006

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized any dealer, salesperson or other person to provide you with different information or to make representations as to matters not stated in this prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. This prospectus is not an offer to sell, or a solicitation of an offer to buy, any shares of common stock by any person in any jurisdiction where it is unlawful for that person to make such an offer or solicitation or to any person in any jurisdiction to whom it is unlawful to make such an offer or solicitation. The information in this prospectus is accurate only as of its date, and under no circumstances should the delivery of this prospectus or the sale of any common stock imply that the information in this prospectus is accurate as of any later date or that the affairs of Kohlberg Capital Corporation have not changed since the date hereof.

Kohlberg Capital Corporation, our logo and other trademarks of Kohlberg Capital Corporation mentioned in this prospectus are the property of Kohlberg Capital Corporation. Kohlberg & Co., L.L.C., its logo and other trademarks of Kohlberg & Co., L.L.C. mentioned in this prospectus are the property of Kohlberg & Co., L.L.C. All other trademarks or trade names referred to in this prospectus are the property of their respective owners.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus and may not contain all of the information that is important to you. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except as otherwise noted, all information in this prospectus assumes no exercise of the underwriters’ option to purchase additional shares and assumes completion of the transactions described under “Restructuring”. In this prospectus, unless the context otherwise requires, the “Company,” “Kohlberg Capital” “we,” “us” and “our” refer to Kohlberg Capital Corporation and our wholly-owned portfolio company Katonah Debt Advisors and “Katonah Debt Advisors” refers to Katonah Debt Advisors, L.L.C. and its subsidiaries.

OVERVIEW

We are an internally managed, closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We have been organized to continue and expand the middle market investment business and asset management business of Katonah Debt Advisors, which we acquired from affiliates of Kohlberg & Co., L.L.C. (“Kohlberg & Co.”), a leading private equity firm with two decades of middle market investment experience. Our middle market investment business will continue to originate, structure, finance and manage a portfolio of senior secured term loans and will also invest in mezzanine debt and selected equity securities in privately-held middle market companies. Our wholly-owned portfolio company, Katonah Debt Advisors, currently has approximately $1 billion of assets under management and will continue to manage collateralized debt obligation funds (“CDO Funds”) which invest in broadly syndicated loans, high-yield bonds and other credit instruments. We will use the proceeds of this offering to acquire a portfolio of approximately $200 million in aggregate principal amount of first and second lien loans that were originated during 2006 by Katonah Debt Advisors’ middle market lending group. Prior to the offering and our election to be regulated as a BDC, we issued 3,151,000 shares of our common stock and promissory notes in aggregate principal amount of $5 million to affiliates of Kohlberg & Co. to acquire 100% of the outstanding equity of Katonah Debt Advisors and certain subordinated debt investments in CDO Funds managed by Katonah Debt Advisors and two other asset managers. Following this offering, we will maintain a strategic relationship with Kohlberg & Co. and its co-managing partners will serve on our Board of Directors and our Investment Committee. Kohlberg & Co. will also provide referrals of middle market private equity investment opportunities. Our relationship with Kohlberg & Co. is an important part of our strategy.

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. While our primary investment focus will be on making loans to, and selected equity investments in, privately-held middle market companies, we may invest up to 30% of our capital in other investments such as loans to larger, publicly-traded companies, high-yield bonds, distressed debt securities and debt and equity securities issued by CDO Funds managed by Katonah Debt Advisors or by other asset managers. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. We believe that we will benefit from our ownership of Katonah Debt Advisors in three ways. First, Katonah Debt Advisors will serve as a source of investment opportunities and will give us the flexibility to make an investment either through the Company or through a CDO Fund managed by Katonah Debt Advisors or both. Second, we will be able to utilize the experienced team of credit analysts at Katonah Debt Advisors to evaluate investments for our middle market business. Third, by making investments in CDO Funds raised by Katonah Debt Advisors in the future, on which we expect to receive a current cash return, we can help Katonah Debt Advisors to raise these funds which in turn will increase its assets under management and resulting management fee income. In addition, we believe that we will derive substantial benefits from our strategic relationship with Kohlberg & Co. which will assist us in sourcing equity investment opportunities and whose co-managing partners will provide the benefit of their middle market experience through their participation in our Board of Directors and Investment Committee.

Together with our wholly-owned portfolio company Katonah Debt Advisors, we employ an experienced team of 12 investment professionals and 16 total staff members. Dayl W. Pearson, our Chief Executive Officer (“CEO”), has been in the financial services industry for over 29 years. During the past 16 years, Mr. Pearson has focused almost exclusively in the middle market and has originated, structured and underwritten over $7 billion of debt and equity securities. R. Jon Corless, our Chief Investment Officer (“CIO”), has managed investment portfolios in excess of $4 billion at several institutions and has been responsible for managing portfolios of leveraged loans, high-yield bonds, mezzanine securities and middle market loans. E.A. Kratzman, the Managing Director of Katonah Debt Advisors and the portfolio manager for its Corporate Credit Group, has more than 30 years of credit and investment experience and has participated in fundraising for 15 funds investing in loans, high-yield bonds and credit derivatives with an aggregate value of approximately $4 billion. The Chairman of our Board of Directors and Investment Committee, Christopher Lacovara, is one of the three co-managing partners of Kohlberg & Co. and has been responsible for investing more than $500 million of equity capital in more than 25 leveraged buyouts and add-on acquisitions with an aggregate value of approximately $2 billion and has served on the boards of directors of numerous private and publicly-traded middle market companies. Mr. Lacovara has served on the management committees which supervised the operations of both Katonah Debt Advisors and Katonah Capital, L.L.C. (“Katonah Capital”), and has been the Kohlberg & Co. co-managing partner primarily responsible for the formation and continued operations of both Katonah Capital and Katonah Debt Advisors.

MIDDLE MARKET BUSINESS

Our middle market business is led by our CEO, Dayl W. Pearson, and our CIO, R. Jon Corless. Each of Messrs. Pearson and Corless has spent more than 15 years investing in the middle market and, before joining the Company, worked together at CIBC World Markets (“CIBC”) and its affiliates for over eight years. Our management team maintains longstanding relationships with middle market private equity sponsors, lenders who work in small groups or “club” lenders, and sources of non-sponsored middle market transactions. Members of our senior management team have a proven track record of originating, structuring and managing middle market investments. Mr. Pearson has been involved in all aspects of middle market investing, including origination, negotiation of terms, portfolio management, restructuring and asset sales. Mr. Corless has over 25 years of financial industry experience and has been primarily a credit and risk management professional for the past 18 years responsible for several portfolios of highly leveraged loans and mezzanine securities including middle market assets. We expect to grow our management team by hiring additional professionals with experience investing in middle market senior debt, mezzanine debt and equity securities.

Our middle market investment team has experience assembling portfolios of middle market loans and investments and managing these portfolios through several credit cycles, including both attractive and stressed credit environments. Since March 2006, our middle market investment team has reviewed over 200 middle market investment opportunities while building the portfolio of first and second lien loans that we will acquire with the proceeds of this offering.

As a BDC, we will offer, and will provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

KATONAH DEBT ADVISORS

Katonah Debt Advisors is an asset manager that manages CDO Funds which invest in broadly syndicated senior loans, second lien loans, high-yield bonds, credit default swaps and other credit instruments. We control

Katonah Debt Advisors through our ownership of 100% of its equity interests. Katonah Debt Advisors is led by its Managing Director, E.A. Kratzman, who has more than 30 years of credit and investment experience. Katonah Debt Advisors is organized into two groups: the Corporate Credit Group and the Structured Products Group. The Corporate Credit Group structures and sponsors CDO Funds for which it serves as the asset manager and invests in syndicated term loans, high-yield bonds (rated lower than Baa3 by Moody’s or lower than BBB- by Standard & Poor’s) and credit default swaps. The Corporate Credit Group currently manages two CDO Funds with aggregate assets of approximately $800 million and is in the process of raising a third CDO Fund, expected to be $400 million in size, for which it has purchased $200 million in assets. The Structured Products Group structures, sponsors and invests in funds that invest primarily in the equity or mezzanine securities issued by CDO Funds. The Structured Products Group is in the process of raising a CDO Fund, which is expected to have between $200 million and $400 million of committed capital.

OUR STRATEGIC RELATIONSHIP WITH KOHLBERG & CO.

We believe that we will derive substantial benefits from our strategic relationship with Kohlberg & Co., as evidenced by the participation on our Board of Directors and Investment Committee of the three co-managing partners of Kohlberg & Co. Affiliates of Kohlberg & Co., including the co-managing partners of Kohlberg & Co. who will serve on our Board of Directors and Investment Committee, will own, in the aggregate and after giving effect to this offering, approximately             % of our outstanding common stock, which they received, in lieu of cash, in exchange for the contribution to the Company of 100% of the equity of Katonah Debt Advisors and certain subordinated debt investments in CDO Funds managed by Katonah Debt Advisors and two other asset managers. Founded in 1987, Kohlberg & Co. is a leading U.S. private equity firm which manages investment funds that acquire middle market companies. Since its inception, Kohlberg & Co. has organized five private equity funds, through which it has raised more than $2 billion of committed capital and completed more than 80 platform and add-on acquisitions with an aggregate value of more than $6 billion and has generated average annual returns on the investments made by private equity funds that it manages of approximately 30%. We have entered into a license and referral agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has agreed to give us a right of first refusal to acquire investments that Kohlberg & Co. has determined in its sole discretion are not appropriate for any investment funds managed by Kohlberg & Co. or any of its affiliates, typically due to their small size or non-control nature (the “License and Referral Agreement”). Kohlberg & Co. has also granted us a royalty-free license to use the “Kohlberg” name, which we believe is one of the most widely recognized names in middle market investing.

COMPETITIVE ADVANTAGES

We believe that we can successfully compete with other providers of capital in the markets in which we compete for the following reasons:

Internally managed structure and significant management resources

We are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, including the costs associated with employing investment management professionals, and to make distributions to our shareholders. Together with Katonah Debt Advisors, we employ a team of 12 experienced investment professionals with substantial experience in middle market lending, credit analysis, loan securitization, and portfolio administration. Our CEO, Dayl W. Pearson, our CIO, R. Jon Corless, and E.A. Kratzman, the Managing Director of Katonah Debt Advisors, have an average of over 28 years of credit and investment experience. The seven credit analysts employed by us and Katonah Debt Advisors average more than 15 years of experience.

We believe that we derive substantial benefits from our internally managed structure. First, because they are employed by us, the individuals responsible for managing our investments are dedicated solely to the success of our business. Our investment professionals do not serve as advisors to any other investment funds other than CDO Funds managed by our wholly-owned portfolio company Katonah Debt Advisors and therefore we do not compete with any other investment funds for investment opportunities, although we may allocate some investment opportunities to funds managed by Katonah Debt Advisors. Second, through their participation in the Kohlberg Capital Corporation 2006 Equity Incentive Plan (our “Equity Incentive Plan”), a significant portion of the compensation of our senior managers is tied to the performance of our investments, resulting in an alignment of interests between our management and shareholders. Third, we expect to leverage our management resources and those of Katonah Debt Advisors across our portfolio of investments and the investments of the CDO Funds managed by Katonah Debt Advisors.

Multiple sourcing capabilities for assets

We have multiple sources of loans, mezzanine investments and equity investments. Through the industry relationships of our CEO and CIO, we believe that we will have the ability to participate in loans originated by other capital providers to middle market companies as well as to source assets directly from private equity sponsors and regional banks. We expect to add additional professional staff with a track record of originating senior loans and mezzanine and equity investments. Through Katonah Debt Advisors’ Corporate Credit Group, we have the ability to acquire participations in selected syndicated secured and second lien term loans whose borrowers and investment returns meet our investment criteria. Through Katonah Debt Advisors’ Structured Credit Products Group, we have the opportunity to invest in selected equity and mezzanine securities issued by CDO Funds, including those managed by Katonah Debt Advisors. Through our strategic relationship with Kohlberg & Co., we expect to have access to a variety of equity investments and mezzanine and other lending opportunities which are presented to Kohlberg & Co. but do not meet the investment criteria of its funds for reasons such as their small size or non-control nature.

Disciplined investment process

We will continue to employ the rigorous credit review process and due diligence intensive investment strategy which our senior management has developed over more than 20 years of lending. Due to our ability to source transactions through multiple channels, we expect to maintain a substantial pipeline of opportunities to allow comparative risk return analysis and selectivity. By focusing on the drivers of revenue and cash flow, we will develop our own underwriting cases and multiple stress case scenarios for each company analyzed. An event specific financial model reflecting company, industry and market variables will support each investment decision. We also expect to benefit from the credit and industry expertise of Katonah Debt Advisors’ credit team and the co-managing partners of Kohlberg & Co. serving on our Board of Directors and Investment Committee.

Katonah Debt Advisors’ credit platform

We expect that Katonah Debt Advisors will serve as a source of credit analysis, direct investment opportunities and cash flow. Its credit team employs a highly rigorous process in selecting and reviewing investment opportunities for CDO Funds managed by Katonah Debt Advisors. We will have the opportunity to make investments in CDO Funds managed by Katonah Debt Advisors, which we would expect to generate regular cash dividends or interest income. Katonah Debt Advisors also generates revenue through the fees it receives for managing CDO Funds and will distribute its income, after paying the expenses associated with its operations, including compensation of its employees, to us. Further, we may co-invest with CDO Funds managed by Katonah Debt Advisors when we believe it will be advantageous for us to do so.

Strategic relationship with Kohlberg & Co.

We believe that Kohlberg & Co. is one of the oldest and most well-known private equity firms focused on the middle market, and we expect to derive substantial benefits from our strategic relationship with Kohlberg &

Co. Through the participation of the co-managing partners of Kohlberg & Co. on our Board of Directors and Investment Committee, we will have access to the expertise of these individuals in middle market leveraged investing, which we believe will enhance our capital raising, due diligence, investment selection and credit analysis. The Chairman of our Board of Directors and Investment Committee, Christopher Lacovara, has been the Kohlberg & Co. co-managing partner primarily responsible for establishing and providing oversight for the operations of both Katonah Debt Advisors and Katonah Capital. In addition, we have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has agreed to give us a right of first refusal on equity investment opportunities that Kohlberg & Co. determines are not appropriate for any investment funds managed by Kohlberg & Co. or any of its affiliates, typically due to their small size or non-control nature. Under this agreement, Kohlberg & Co. has also granted us a royalty-free license to use the “Kohlberg” name, which we believe is one of the most widely recognized names in middle market investing.

Significant equity ownership and alignment of incentives

Following the closing of this offering, our senior management team, the senior management team of Katonah Debt Advisors and affiliates of Kohlberg & Co. will together have a significant equity interest in the Company, ensuring that their incentives are strongly aligned with those of our shareholders. Affiliates of Kohlberg & Co., including the co-managing partners of Kohlberg & Co. who will serve on our Board of Directors and Investment Committee, will own, in the aggregate and after giving effect to this offering, approximately     % of our outstanding common stock which they received, in lieu of cash, as partial consideration for the contribution to the Company of 100% of the equity of Katonah Debt Advisors and certain subordinated debt investments in CDO Funds managed by Katonah Debt Advisors and two other asset managers. We expect that following the completion of this offering we will issue to our senior management team options to purchase shares of our common stock under our Equity Incentive Plan.

RESTRUCTURING

We were organized in August 2006 as a Delaware limited liability company. Kohlberg & Co. historically conducted its middle market lending business and asset management business through Katonah Debt Advisors, which is organized as a Delaware limited liability company. Prior to the completion of this offering, we will enter into a series of transactions designed to restructure our business in contemplation of this offering. See “Restructuring.”

RISK FACTORS

Investing in this offering involves risks. The following is a summary of certain risks that you should carefully consider before investing in our common stock. For a further discussion of these risk factors, please see “Risk Factors” beginning on page 13.

Risks Related to our Business

•	We have no operating history.

•	Our management team has no experience managing a BDC.

•	We are dependent upon senior management personnel for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objective could be significantly harmed.

•	We operate in a highly competitive market for investment opportunities.

•	There is a risk that we may not make distributions.

•	Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

•	Many of our portfolio investments will be recorded at fair value as determined in good faith by our Board of Directors. As a result, there will be uncertainty as to the value of our investments.

•	If we are unable to source investments effectively, we may be unable to achieve our investment objective.

•	We may experience fluctuations in our quarterly and annual operating results.

•	We will be exposed to risks associated with changes in interest rates.

•	We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

•	If we incur additional debt, it could increase the risk of investing in our Company.

•	Because we intend to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

•	Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Risks Related to our Investments

•	Our investments may be risky, and you could lose all or part of your investment.

•	The equity in Katonah Debt Advisors and the subordinated securities in CDO Funds that we have acquired and the portfolio of first and second lien loans that we expect to acquire with the proceeds of this offering may be worth less than the amount we have paid for such assets.

•	Economic recessions or downturns could impair our portfolio companies and harm our operating results.

•	Defaults by our portfolio companies could harm our operating results.

•	When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

•	Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

•	Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

•	There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

•	Investments in equity securities involve a substantial degree of risk.

•	The lack of liquidity in our investments may adversely affect our business.

•	We may lose all or a portion of the income we expect to receive from Katonah Debt Advisors.

•	We may not receive any return on our investment in the CDO Funds in which we have invested.

Risks Related to Our Operation as a BDC

•	Our ability to enter into transactions with our affiliates will be restricted.

•	Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

•	Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

•	If our primary investments are not deemed to be qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

•	If we are unable to qualify for tax treatment as a RIC, we will be subject to corporate-level income tax, which will adversely affect our results of operations and financial condition.

Risks Related to this Offering

•	Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

•	Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value.

•	Our common stock price may be volatile and may fluctuate substantially.

•	Investing in shares of our common stock may involve an above average degree of risk.

•	Investors in this offering will incur immediate dilution upon the closing of the offering.

•	If a substantial number of shares becomes available for sale and are sold in a short period of time, the market price of our common stock could decline.

•	Our principal stockholders will continue to have substantial ownership in us after this offering and this could limit your ability to influence the outcome of key transactions, including a change of control.

•	Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

OUR CORPORATE INFORMATION

Our principal executive offices are located at 295 Madison Avenue, 6th Floor, New York, New York 10017, and our telephone number is (212) 455-8300. We maintain a website on the Internet at http://www.kohlbergcap.com. Information contained in our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.

THE OFFERING

Common Stock offered by the Company	shares

Common Stock to be outstanding after the Offering	shares

Use of proceeds

We will use approximately $200 million of the proceeds of this offering to acquire a portfolio of approximately $200 million in aggregate principal amount of first and second lien loans from a special purpose vehicle organized by Katonah Debt Advisors and these funds will in turn be used by that special purpose entity to repay a credit facility through which these loans were acquired. The credit facility was provided to the special purpose entity by an affiliate of one of the underwriters in this offering.

We intend to use the remainder of the net proceeds of this offering to invest in portfolio companies in accordance with our investment objective and strategy described in this prospectus and to pay our operating expenses. We estimate that it will take approximately 3 months to invest the remainder of the net proceeds of this offering consistent with our investment objective. See “Use of Proceeds.”

Listing

Our shares have no history of public trading. We intend to apply for listing of our shares of common stock on the The NASDAQ Global Market under the symbol “KCAP,” subject to official notice of issuance.

Trading at a Discount

Shares of closed-end investment companies, including BDCs, frequently trade at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value.

Taxation

We intend to file an election to be treated for federal income tax purposes as a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), commencing with our first taxable year as a corporation. As a RIC, we generally will not pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. In order to effectively manage our regulatory requirements, our portfolio company, Katonah Debt Advisors, may, from time to time, organize and conduct its business through wholly-owned subsidiaries which may be taxable as corporations. To obtain and maintain our tax treatment as a RIC, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, if any. See “Certain Federal Income Tax Considerations” and “Distributions.”

Distributions

We intend to pay quarterly dividends to our stockholders, commencing after the end of the first full fiscal quarter following the completion of this offering. Our quarterly dividends will be determined by our Board of Directors. See “Distributions.”

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan through which cash dividends are automatically reinvested in additional shares of our common stock, unless a stockholder opts out of the plan and elects to receive cash. Those stockholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election. See “Dividend Reinvestment Plan.”

Leverage

In addition to the $5 million in aggregate principal amount of promissory notes that will be outstanding upon completion of this offering, we intend to borrow funds to make additional investments, including through a securitized revolving credit facility that we expect to enter into after the closing of this offering, and we may grant a security interest in our assets to a lender in connection with any such borrowings. We use this practice, which is known as “leverage,” to attempt to increase returns to our common stockholders. However, leverage involves significant risks. See “Risk Factors.” With certain limited exceptions, we are only allowed to borrow amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such borrowing. The amount of leverage that we employ will depend on our assessment of market and other factors at the time of any proposed borrowing.

Risk Factors

Investing in our common stock involves certain risks relating to our structure and our investment objective that you should consider before deciding whether to invest in our common stock. See “Risk Factors” for a discussion of factors you should carefully consider before deciding whether to invest in our common stock.

Certain Anti-Takeover Measures

Our charter and bylaws, as well as certain statutes and regulations, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. This could delay or prevent a transaction that could give our stockholders the opportunity to realize a premium over the price for their securities. See “Description of Capital Stock.”

Where You Can Find Additional Information

We have filed with the Securities and Exchange Commission, (the “SEC”), a registration statement on Form N-2, including any amendments thereto and related exhibits, under the Securities Act of 1933, as amended (the “Securities Act”), with respect to the shares of common stock offered by this prospectus. The registration statement contains additional information about us and the shares of common stock being offered by this prospectus.

After completion of this offering, our common stock will be registered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and we will be required to file reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information about the operation of the SEC’s public reference room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains an Internet website, at http://www.sec.gov, that contains reports, proxy and information statements, and other information regarding issuers, including us, that file documents electronically with the SEC.

FEES AND EXPENSES

The following table is intended to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

STOCKHOLDER TRANSACTION EXPENSES (as a percentage of the offering price)

Sales Load	% (1)
Offering expenses borne by us	% (2)
Dividend Reinvestment Plan Fees	None (3)

ANNUAL EXPENSES (as a percentage of net assets attributable to common stock) (4)

Management Fees	None (5)
Interest Payments on Borrowed Funds	% (6)
Other Expenses	% (7)

Total Annual Expenses	%

(1)	The underwriting discounts and commissions with respect to the common stock sold in this offering, which are one-time fees paid by us to the underwriters in connection with this offering, are the only sales load paid in connection with this offering.
(2)	The percentage reflects estimated offering expenses of approximately $ .
(3)	The expenses associated with the administration of our dividend reinvestment plan are included in “Other Expenses.” The participants in the dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(4)	“Net assets attributable to common stock” equals net assets (i.e., total assets less total liabilities), which were $ million at , 2006.
(5)	We do not have an investment adviser. We are internally managed by our executive officers under the supervision of our Board of Directors. As a result, we do not pay investment advisory fees. Instead we pay the operating costs associated with employing investment management professionals, which expenses are included in “Other Expenses.”
(6)	“Interest Payments on Borrowed Funds” represents an estimate of our annual interest expense based on payments to be made under the promissory notes issued to affiliates of Kohlberg & Co. and payments assumed to be made under a securitized revolving credit facility that we expect to enter into after the closing of this offering. This estimate assumes a debt to equity ratio of to and a per annum interest rate of %. Actual interest payments may differ from the amount shown.
(7)	“Other Expenses” include salaries and benefits, professional fees and general and administrative expenses and are based on estimated amounts for the current fiscal year.
(8)	“Total Annual Expenses” is the sum of “Other Expenses” and “Interest Payments on Borrowed Funds.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in the Company. These amounts are based upon payment by an investor of a             % sales load (the underwriting discounts and commissions paid by the Company with respect to the common stock sold by the Company in this offering) and payment by the Company of operating expenses at the levels set forth in the table above which, except as indicated above, does not include leverage or related expenses.

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or lesser than those shown. Moreover, while the example assumes, as required by the applicable rules of the SEC, a 5% annual return, our performance will vary and may result in a return greater or lesser than 5%. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan may receive shares valued at the market price in effect at that time. This price may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISK FACTORS

Investing in our common stock involves a high degree of risk. Before you invest in shares of our common stock, you should be aware of various risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set forth below are not the only risks we face. If any of the following risks occur, our business, financial condition and results of our operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Related to our Business

We have no operating history.

We have been organized to continue the middle market investment business and asset management business of Katonah Debt Advisors which was organized in 2005. Katonah Debt Advisors commenced its asset management operations with the hiring of E.A. Kratzman, its Managing Director, in June 2005 and began its middle market lending operations in March 2006 with the hiring of Dayl W. Pearson and R. John Corless, who will serve as our CEO and CIO, respectively. We have no operating history. As a result, we have no operating results that can demonstrate to you our ability to manage our business. We are subject to all of the business risks and uncertainties associated with any new business enterprise, including the risk that we will not achieve our investment objective and that the value of your investment in us could decline substantially.

Our management team has no experience managing a BDC.

The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets in specified types of securities, primarily in private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our management team’s lack of experience in managing a portfolio of assets under such constraints may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. To obtain and maintain our tax treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses, if any. Failure to meet the requirements for tax treatment as a RIC would subject us to taxes, which would reduce the return on your investment. See “Election to Be Regulated as a Business Development Company and Regulated Investment Company” and “Certain Federal Income Tax Considerations.” If we do not remain a BDC, we might be regulated as a closed-end investment management company under the 1940 Act, which would further decrease our operating flexibility and may prevent us from operating our business as described in this prospectus.

We are dependent upon senior management personnel for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our senior management team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of our senior management, particularly our CEO, Dayl W. Pearson, and our CIO, R. Jon Corless, and the Managing Director of Katonah Debt Advisors, E.A. Kratzman as well as other key personnel for the identification, final selection, structuring, closing and monitoring of our investments. These employees have critical industry experience and relationships that we rely on to implement our business plan. Our future success will depend on the continued service of our senior management team and our Board of Directors. The departure of any of the members of our senior management, particularly, Messrs. Pearson, Corless or Kratzman, or a significant number of our senior personnel, could have a material adverse effect on our ability to achieve our investment objective. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer.

We operate in a highly competitive market for investment opportunities.

A large number of entities will compete with us to make the types of investments that we plan to make in prospective portfolio companies. We will compete with a large number of private equity firms as well as other BDCs, investment funds, investment banks and other sources of financing, including traditional financial services companies, such as commercial banks and finance companies. Many of our competitors are substantially larger and have considerably greater financial, technical, marketing and other resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. This may enable some of our competitors to make commercial loans with interest rates that are comparable to or lower than the rates we typically offer. We may lose prospective portfolio companies if we do not match our competitors’ pricing, terms and structure. If we do match our competitors’ pricing, terms or structure, we may experience decreased net interest income and increased risk of credit losses. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments, establish more relationships and build their market shares. Furthermore, many of our potential competitors have greater experience operating under, or are not subject to, the regulatory restrictions that the 1940 Act imposes on us as a BDC. As a result of this competition, there can be no assurance that we will be able to identify and take advantage of attractive investment opportunities that we identify or that we will be able to fully invest our available capital. If we are not able to compete effectively, our business and financial condition and results of operations will be adversely affected.

There is a risk that we may not make distributions.

We intend to make distributions on a quarterly basis to our stockholders. We may not be able to achieve operating results that will allow us to make distributions at a specific level or to increase the amount of these distributions from time to time. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Distributions.” Also, restrictions and provisions in any future credit facilities may limit our ability to make distributions. If we do not distribute a certain percentage of our income annually, we could fail to qualify for tax treatment as a RIC and we would be subject to corporate level federal income tax. See “Certain Federal Income Tax Considerations.” We cannot assure you that you will receive distributions at a particular level or at all.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.

As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board of Directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our Board of Directors. As a result, there will be uncertainty as to the value of our investments.

Our investments are expected to consist primarily of securities issued by privately-held companies, the fair value of which is not readily determinable. In addition, we are not permitted to maintain a general reserve for anticipated loan losses. Instead, we are required by the 1940 Act to specifically value each investment and record an unrealized gain or loss for any asset that we believe has increased or decreased in value. We value these securities at fair value as determined in good faith by our Board of Directors, based on the recommendations of the Valuation Committee of the Board of Directors. These valuations are initially prepared by our management and reviewed by our Valuation Committee which utilizes its best judgment in arriving at the fair value of these securities. However, the Board of Directors retains ultimate authority as to the appropriate valuation of each investment. Where appropriate, our Board of Directors may utilize the services of an independent valuation firm to aid it in determining fair value. The types of factors that may be considered in valuing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparison to publicly-traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain and may be based on estimates, our determinations of fair value may differ materially from the values that would be assessed if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

If we are unable to source investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend on our senior management team’s ability to identify, evaluate, finance and invest in suitable companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of our marketing capabilities, our management of the investment process, our ability to provide efficient services and our access to financing sources on acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. To grow, we will need to hire, train, supervise and manage new employees and to implement computer and other systems capable of effectively accommodating our growth. However, we cannot assure you that any such employees will contribute to the success of our business or that we will implement such systems effectively. Failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our quarterly and annual operating results.

We could experience fluctuations in our quarterly and annual operating results due to a number of factors, some of which are beyond our control, including our ability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

We will be exposed to risks associated with changes in interest rates.

General interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest spreads on new investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including mezzanine securities and high-yield bonds. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

In accordance with generally accepted accounting principles and tax regulations, we include in income certain amounts that we have not yet received in cash, such as contracted payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. In addition to the cash yields received on our loans, in some instances, certain loans may also include any of the following: end of term payments, exit fees, balloon payment fees or prepayment fees. The increases in loan balances as a result of contracted payment-in-kind arrangements are included in income for the period in which such payment-in-kind interest was received, which is often in advance of receiving cash payment, and are separately identified on our statements of cash flows. We also may be required to include in income certain other amounts that we will not receive in cash. Any warrants that we receive in connection with our debt investments will generally be valued as part of the negotiation process with the particular portfolio company. As a result, a portion of the aggregate purchase price for the debt investments and warrants will be allocated to the warrants that we receive. This will generally result in “original issue discount” for tax purposes, which we must recognize as ordinary income, increasing the amounts we are required to distribute to qualify for the federal income tax benefits applicable to RICs. Because such original issue discount income would be not accompanied by cash, we would need to obtain cash from other sources to satisfy such distribution requirements. If we are unable to obtain cash from other sources to satisfy such distribution requirements, we may fail to qualify for tax treatment as a RIC and, thus, could become subject to a corporate-level income tax on all of our income. Other features of the debt instruments that we hold may also cause such instruments to generate original issue discount, resulting in a dividend distribution requirement in excess of current cash received. Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the requirement to distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. If we are unable to met these distribution requirements, we will not qualify for tax treatment as a RIC or, even if such distribution requirement is satisfied, we may be subject to tax on the amount that is undistributed. Accordingly, we may have to sell some of our assets, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements and avoid tax. See “Certain Federal Income Tax Considerations.”

If we incur additional debt, it could increase the risk of investing in our Company.

As of the date of this prospectus, we will have outstanding indebtedness of $5 million under promissory notes issued to affiliates of Kohlberg & Co. in connection with our acquisition of 100% of the equity of Katonah Debt Advisors. We expect, in the future, to borrow from, and issue senior debt securities to, banks, insurance companies and other lenders, including pursuant to a securitized revolving credit facility that we expect to enter into following completion of this offering. See “Obligations and Indebtedness.” Lenders will have fixed dollar claims on our assets that are superior to the claims of our stockholders, and we may grant a security interest in our assets in connection with our borrowings. In the case of a liquidation event, those lenders would receive proceeds before our stockholders. In addition, borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and, therefore, increase the risks associated with investing in our securities. Leverage is generally considered a speculative investment technique. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more than it otherwise would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause the net asset value attributable to our common stock to decline more than it otherwise would have had we not leveraged. Similarly, any increase in our revenue in excess of interest expense on our borrowed funds would cause our net income to increase more than it would without the leverage. Any decrease in our revenue would cause our net income to decline more than it would have had we not borrowed funds and could negatively affect our ability to make distributions on our common stock. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

As a BDC, we generally are required to meet a coverage ratio of total assets to total borrowings and other senior securities, which include all of our borrowings and any preferred stock we may issue in the future, of at least 200%. If this ratio declines below 200%, we may not be able to incur additional debt and may need to sell a portion of our investments to repay some debt when it is disadvantageous to do so, and we may not be able to make distributions.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on our Portfolio (Net of Expenses)	-10%	-5%	0%	5%	10%
Corresponding Return to Common Stockholder (1)%		%	%	%	%

(1)	Assumes $ million in total assets, $ million in debt outstanding, $ million in stockholders’ equity and an average cost of funds of %, which we assume to be the cost of funds of the securitized revolving credit facility we expect to enter into following completion of this offering. Actual interest payments may be different.

Because we intend to distribute substantially all of our income and net realized capital gains to our stockholders, we will need additional capital to finance our growth.

In order to qualify for tax treatment as a RIC, to avoid payment of excise taxes and to minimize or avoid payment of income taxes, we intend to distribute to our stockholders substantially all of our net ordinary income and realized net capital gains except for certain net long-term capital gains (which we may retain, pay applicable income taxes with respect thereto, and elect to treat as deemed distributions to our stockholders). As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200%. This requirement limits the amount that we may borrow. Because we will continue to need capital to grow our loan and investment portfolio, this limitation may prevent us from incurring debt and require us to raise additional equity at a time when it may be disadvantageous to do so. While we expect to be able to borrow and to issue additional debt and equity securities, we cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue equity securities priced below net asset value without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our net asset value could decline.

Our Board of Directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our Board of Directors has the authority to modify or waive certain of our operating policies and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects may adversely affect our business and impact our ability to make distributions.

Risks Related to our Investments

Our investments may be risky, and you could lose all or part of your investment.

We will invest primarily in senior secured term loans, mezzanine debt and selected equity investments issued by middle market companies.

Senior Secured Loans. When we extend senior secured term loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Debt. Our mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. This may result in an above average amount of risk and volatility or loss of principal.

These investments may entail additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could subject us to phantom income. Since we will generally not receive any cash prior to maturity of the debt, the investment will be of greater risk.

Equity Investments. We expect to make selected equity investments. In addition, when we invest in first and second lien senior loans or mezzanine debt, we may acquire warrants. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Risks Associated with Middle Market Companies. Investments in middle market companies also involve a number of significant risks, including:

•	limited financial resources and being unable to meet obligations, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing on any guarantees we may have obtained in connection with our investment;

•	shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

•	dependence on management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•	less predictable operating results, being parties to litigation, from time to time, engaging in rapidly changing businesses with products subject to a substantial risk of obsolescence, and requiring substantial additional capital to support their operations, finance expansion or maintain their competitive position;

•	difficulty accessing the capital markets to meet future capital needs; and

•	generally less publicly available information about their businesses, operations and financial condition.

The equity in Katonah Debt Advisors and the subordinated securities in CDO Funds that we have acquired and the portfolio of first and second lien loans that we expect to acquire with the proceeds of this offering may be worth less than the amount we have paid for such assets.

We have acquired 100% of the equity of Katonah Debt Advisors and a portfolio of subordinated securities in CDO Funds managed by Katonah Debt Advisors and two other asset managers from individuals and entities affiliated with Kohlberg & Co. See “Restructuring”. In addition, we will use the proceeds of this offering to acquire a portfolio of $200 million of first and second lien loans from a special purpose vehicle formed by Katonah Debt Advisors. Our valuation of these assets may not reflect the value that could be obtained for these assets in a transaction with a third party. In addition, third party appraisals were not used in determining the value of these assets, and, as a result, the consideration paid by us may exceed the value that may be reflected in other valuation methodologies or appraisals or that may have been obtained in a transaction with a third party.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions may also decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

Defaults by our portfolio companies could harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other debt holders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets. Such events could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet its obligations under the debt that we hold and the value of any equity securities we own. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company.

When we are a debt or minority equity investor in a portfolio company, we may not be in a position to control the entity, and its management may make decisions that could decrease the value of our investment.

We anticipate making both debt and minority equity investments in our portfolio companies. Therefore, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the shareholders and management of such company may take risks or otherwise act in ways that do not serve our interests. As a result, a portfolio company may make decisions that could decrease the value of our portfolio holdings. In addition, we will not be in a position to control any portfolio company by investing in its debt securities.

Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.

We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if one or more of our portfolio companies elects to prepay amounts owed to us. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in debt securities issued by our portfolio companies. In some cases portfolio companies will be permitted to have other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders thereof are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured certain of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the size of our investment and the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken if we actually render significant managerial assistance.

Investments in equity securities involve a substantial degree of risk.

We may purchase common stock and other equity securities. Although equity securities have historically generated higher average total returns than fixed-income securities over the long term, equity securities have also experienced significantly more volatility in those returns and in recent years have significantly under performed relative to fixed-income securities. The equity securities we acquire may fail to appreciate and may decline in value or become worthless, and our ability to recover our investment will depend on our portfolio company’s success. Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity and limited voting rights.

The lack of liquidity in our investments may adversely affect our business.

We expect to invest in private companies. These securities may be subject to legal and other restrictions on resale or otherwise be less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term. Our investments are usually subject to contractual or legal restrictions on resale or are otherwise illiquid because there is usually no established trading market for such investments. The illiquidity of most of our investments may make it difficult for us to dispose of them at a favorable price, and, as a result, we may suffer losses.

We may lose all or a portion of the income we expect to receive from Katonah Debt Advisors.

We expect to receive distributions of recurring fee income, after the payment of its expenses, from the asset management activities of our wholly-owned portfolio company, Katonah Debt Advisors. However, the existing asset management agreements pursuant to which Katonah Debt Advisors receives such fee income from the CDO Funds for which it serves as manager may be terminated for “cause” by the holders of a majority of the most senior class of securities issued by such CDO Funds and the holders of a majority of the subordinated securities issued by such CDO Funds. “Cause” is defined in the asset management agreements to include a material breach by Katonah Debt Advisors of the indenture governing the applicable CDO Fund, breaches by Katonah Debt Advisors of certain specified provisions of the indenture, material breaches of representations or warranties made by Katonah Debt Advisors, bankruptcy or insolvency of Katonah Debt Advisors, fraud or criminal activity on the part of Katonah Debt Advisors or an event of default under the indenture governing the CDO Funds. We expect that future asset management agreements will contain comparable provisions. Further, a significant portion of the asset management fees payable to Katonah Debt Advisors under the asset management agreements are subordinated to the prior payments of interest on the senior securities issued by the CDO Funds. If the asset management agreements are terminated or the CDO Funds do not generate enough income to pay the subordinated management fees, we will not receive the fee income that we expect to receive from Katonah Debt Advisors which will reduce income available to make distributions to our stockholders.

We may not receive any return on our investment in the CDO Funds in which we have invested.

We acquired subordinated securities in certain CDO Funds managed by Katonah Debt Advisors and other managers as part of the transactions described in ”Restructuring.” We expect to continue to acquire subordinated securities in the future in CDO Funds managed by Katonah Debt Advisors. These subordinated securities are the most junior class of securities issued by the CDO Funds and are subordinated in priority of payment to each other class of securities issued by these CDO Funds. Further, if there is an event of default under the indentures governing these CDO Funds, the holders of the most senior class of securities will be entitled to determine the remedies to be exercised under the indenture, including the sale and liquidation of the collateral. Finally, the subordinated securities are unsecured and rank behind all of the secured creditors, known or unknown, of the CDO Fund, including the holders of the senior securities issued by the CDO Fund.

Risks Related to Our Operation as a BDC

Our ability to enter into transactions with our affiliates will be restricted.

We will be prohibited under the 1940 Act from participating in certain transactions with certain of our affiliates without the prior approval of our independent directors and, in some cases, the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act and we will generally be prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The 1940 Act also prohibits certain “joint” transactions with certain of our affiliates, which could include investments in the same portfolio company (whether at the same or different times), without prior approval of our independent directors and, in some cases, the SEC. If a person acquires more than 25% of our voting securities, we will be prohibited from buying or selling any security from or to such person or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates. As a result of these restrictions, we will be prohibited from buying or selling any security from or to any portfolio company of a private equity fund managed by Kohlberg & Co. without the prior approval of the SEC.

Regulations governing our operation as a BDC will affect our ability to, and the way in which we, raise additional capital.

Our business will require a substantial amount of capital in addition to the proceeds of this offering. We may acquire additional capital from the issuance of senior securities or other indebtedness, the issuance of additional shares of our common stock or from securitization transactions. However, we may not be able to raise additional capital in the future on favorable terms or at all. We may issue debt securities or preferred securities, which we refer to collectively as “senior securities,” and we may borrow money from banks or other financial institutions, up to the maximum amount permitted by the 1940 Act. The 1940 Act permits us to issue senior securities or incur indebtedness only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after such issuance or incurrence. Our ability to pay dividends or issue additional senior securities would be restricted if our asset coverage ratio were not at least 200%. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to liquidate a portion of our investments and repay a portion of our indebtedness at a time when such sales may be disadvantageous.

•

Senior Securities. As a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred securities they would rank “senior” to common stock in our capital structure. Preferred stockholders would have separate voting rights and may have rights, preferences or privileges more favorable than those of our common stock. Furthermore, the issuance of preferred securities could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for our common stockholders or otherwise be in your best interest.

•	Additional Common Stock. To the extent we are constrained in our ability to issue debt or other senior securities, we will depend on issuances of common stock to finance our operations. As a BDC, we are generally not able to issue our common stock at a price below net asset value without first obtaining required approvals from our stockholders and our independent directors. In any such case, the price at which our securities are to be issued and sold may not be less than a price, that in the determination of our Board of Directors, closely approximates the market value of such securities (less any commission or discount). We may also make rights offerings to our stockholders at prices per share less than the net asset value per share, subject to the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our stockholders at that time would decrease, and you may experience dilution.

•	Securitization. In addition to issuing securities to raise capital as described above, we anticipate that in the future we may securitize our loans to generate cash for funding new investments, including through a securitized revolving credit facility that we expect to enter into following completion of this offering. To securitize loans, we may create a wholly-owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business and fully execute our business strategy and adversely affect our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could negatively affect the profitability of our operations.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders, could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and be subject to civil fines and criminal penalties, any of which could have a material adverse effect upon our business, results of operations or financial condition.

As discussed below, there is a risk that certain investments we intend to treat as qualifying assets will be determined to not be eligible for such treatment. Any such determination would have a material adverse effect on our business.

If our primary investments are not deemed to be qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy.

To maintain our qualification as a BDC, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. Currently, if we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets cannot be treated as qualifying assets. This results from the definition of “eligible portfolio company” under the 1940 Act, which in part looks to whether a company has outstanding marginable securities. For a more detailed discussion of the definition of an “eligible portfolio company” and the marginable securities requirement, see “Regulation.”

Amendments promulgated in 1998 by the Federal Reserve expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question to the BDC industry as to whether a private company that has outstanding debt securities would qualify as an “eligible portfolio company” under the 1940 Act.

We believe that the senior loans and mezzanine investments that we propose to acquire should constitute qualifying assets because the privately held issuers will not, at the time of our investment, have outstanding marginable securities for the reasons set forth in this paragraph. First, we expect to make a large portion of our investments in companies that, to the extent they have any outstanding debt, have issued such debt on terms and in circumstances such that such debt should not, under existing legal precedent, be “securities” under the Exchange Act and therefore should not be deemed marginable securities under Regulation T. Second, we believe that, should a different position be taken such that those investments may be securities, they should still not be marginable securities. In particular, debt that does not trade in a public secondary market or is not rated investment grade is generally not a margin eligible security under the rules established by the self regulatory organizations, including the New York Stock Exchange and National Association of Securities Dealers, that govern the terms on which broker dealers may extend margin credit. Unless the questions raised by the amendments to Regulation T have been addressed by legislative, administrative or judicial action that contradicts our interpretation, we intend to treat as qualifying assets only those senior loans and mezzanine investments that, at the time of our investment, are issued by an issuer that does not have outstanding a class of margin eligible securities. Likewise, we will treat equity securities issued by a portfolio company as qualifying assets only if such securities are issued by a company that has no margin eligible securities outstanding at the time we purchase such securities.

To date, we do not believe that either the SEC or its staff has taken any position with respect to our analysis of the issues discussed above. We intend to adjust our investment focus as needed to comply with and/or take advantage of any future administrative position, judicial decision or legislative action.

If there were a court ruling or regulatory decision that conflicts with our interpretations, we could lose our status as a BDC or be precluded from investing in the manner described in this prospectus, either of which would have a material adverse effect on our business, financial condition and results of operations. Such a ruling or decision also may require that we dispose of investments that we made based on our interpretation of Regulation T. Such dispositions could have a material adverse effect on us and our stockholders. We may need to dispose of such investments quickly, which would make it difficult to dispose of such investments on favorable terms. In addition, because these types of investments will generally be illiquid, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

If we are unable to qualify for tax treatment as a RIC, we will be subject to corporate-level income tax, which will adversely affect our results of operations and financial condition.

Provided we qualify for tax treatment as a RIC, we can generally avoid corporate-level federal income taxes on income distributed to our stockholders as dividends. We will not qualify for this pass-through tax treatment, and thus will be subject to corporate-level federal income taxes, if we are unable to comply with the source of income, diversification and distribution requirements contained in the Code, or if we fail to maintain our election to be regulated as a BDC under the 1940 Act. If we fail to qualify for tax treatment as a RIC, the resulting taxes could substantially reduce our net assets, the amount of income available for distribution to our stockholders and the actual amount of our distributions. As such, our failure to qualify for tax treatment as a RIC would have a material adverse effect on us, the net asset value of our common stock and the total return obtainable from your investment in our common stock. In order to effectively manage our regulatory requirements our portfolio company, Katonah Debt Advisors, may, from time to time, organize and conduct its business through wholly-owned subsidiaries which may be taxable as corporations. For additional information regarding our regulatory requirements, see “Regulation” and “Certain Federal Income Tax Considerations.”

Risks Related to this Offering

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

Prior to this offering, there has been no public trading market for our common stock, and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock will be determined through negotiations among us and the underwriters, and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to sales loads, underwriting discounts and related offering expenses. Therefore, our common stock may be more appropriate for long-term investors than for investors with shorter term investment horizons and should not be treated as a trading vehicle.

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value.

Shares of closed-end investment companies frequently trade at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end investment companies may be greater for investors expecting to sell shares of common stock purchased in this offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to issue additional shares of our common stock at its market price without first obtaining the approval of our stockholders and our independent directors.

Our common stock price may be volatile and may fluctuate substantially.

The trading price of our common stock following this offering may fluctuate substantially. The price of the common stock that will prevail in the market after this offering may be higher or lower than the price you pay and the liquidity of our common stock may be limited, in each case depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	price and volume fluctuations in the overall stock market from time to time;

•	significant volatility in the market price and trading volume of securities of BDCs or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	our inability to deploy or invest our capital;

•	fluctuations in interest rates;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	operating performance of companies comparable to us;

•	changes in regulatory policies or tax rules, particularly with respect to RICs or BDCs;

•	loss of RIC tax treatment;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio;

•	general economic conditions and trends; and

•	departure of key personnel.

Investing in shares of our common stock may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk, volatility or loss of principal than alternative investment options. Our investments in portfolio companies may be highly speculative, and therefore, an investment in our common stock may not be suitable for investors with lower risk tolerance.

Investors in this offering will incur immediate dilution upon the closing of the offering.

We expect the initial public offering price of our common stock to be higher that the pro forma net asset value per share. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering. Accordingly, investors in this offering will pay a price per share that exceeds the tangible book value per share after the closing of the offering.

If a substantial number of shares becomes available for sale and are sold in a short period of time, the market price of our common stock could decline.

Upon completion of this offering we will have          shares of common stock outstanding (or          shares of common stock outstanding if the underwriters exercise their option to purchase additional shares). Following the offering, sales of substantial amounts of our common stock, or the availability of shares for sale, could adversely affect the prevailing market price of our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

Our principal stockholders will continue to have substantial ownership in us after this offering and this could limit your ability to influence the outcome of key transactions, including a change of control.

After the completion of this offering and the other transactions described in this prospectus, and assuming no exercise of the underwriters’ option to purchase additional shares, individuals and entities affiliated with Kohlberg & Co. will beneficially own, in the aggregate, approximately         % of the outstanding shares of our common stock. James A. Kohlberg, the Vice-Chairman of our Board of Directors and Chairman of our Executive Committee, is a founder and a co-managing partner of Kohlberg & Co. Christopher Lacovara, who serves as the Chairman of our Board of Directors and Investment Committee, and Samuel P. Frieder, who serves as a member of our Board of Directors and our Investment Committee, are also co-managing partners of Kohlberg & Co. Our Board of Directors and our Investment Committee must approve of the acquisition and disposition of our investments. As a result, these individuals may be able to exert influence over our management and policies. Affiliates of Kohlberg & Co. may also acquire additional shares of our equity securities in the future. This concentration of ownership may have the effect of delaying, preventing or deterring a change of control of our Company, deprive our stockholders of an opportunity to receive a premium for their common stock as part of a sale of our Company or may ultimately affect the market price of our common stock.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti- takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock. See “Description of Capital Stock—Delaware Law and Certain Certificate of Incorporation and Bylaw Provisions; Anti-Takeover Measures.”

FORWARD-LOOKING STATEMENTS

The matters discussed in this prospectus, as well as in future oral and written statements by management of Kohlberg Capital Corporation, that are forward-looking statements are based on current management expectations that involve substantial risks and uncertainties which could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Forward-looking statements relate to future events or our future financial performance. We generally identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar words. Important assumptions include our ability to originate new investments, achieve certain margins and levels of profitability, the availability of additional capital, and the ability to maintain certain debt to asset ratios. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans or objectives will be achieved. The forward-looking statements contained in this prospectus include statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our informal relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	our regulatory structure and tax treatment;

•	our ability to operate as a BDC and a RIC;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies, including Katonah Debt Advisors.

For a discussion of factors that could cause our actual results to differ from forward-looking statements contained in this prospectus, please see the discussion under “Risk Factors.” You should not place undue reliance on these forward-looking statements. The forward-looking statements made in this prospectus relate only to events as of the date on which the statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances occurring after the date of this prospectus.

RESTRUCTURING

Certain Acquisitions

We were organized in August 2006 as a Delaware limited liability company. Kohlberg & Co. historically conducted its middle market lending business and asset management business through Katonah Debt Advisors, which is organized as a Delaware limited liability company and, prior to the formation of Katonah Debt Advisors, through Katonah Capital. Prior to our election to be treated as a BDC, we, Kohlberg & Co. and certain affiliates of Kohlberg & Co. will have engaged in a series of restructuring transactions. These transactions are referred to in this prospectus as the “Restructuring.” Unless otherwise noted or the context otherwise requires, the information included in this prospectus, assumes that the Restructuring will have been completed as described below.

Pursuant to agreements entered into on August 17, 2006 between the Company, James A. Kohlberg, one of our directors, and certain entities affiliated with Kohlberg & Co. (the “Contribution and Restructuring Agreements”), we completed the following acquisitions:

•	Acquisition of 100% of the outstanding equity of Katonah Debt Advisors

•	We issued 1,893,000 common units and unsecured promissory notes in aggregate principal amount of $5 million (the “Promissory Notes”) to James A. Kohlberg and an entity affiliated with Kohlberg & Co. to acquire 100% of the outstanding limited liability company interests of Katonah Debt Advisors. These common units will convert into shares of our common stock upon our conversion to a Delaware corporation as described below. These common shares have a value of approximately $28 million based on the mid-point of the initial public offering price range shown on the cover page of this prospectus.

•	We valued Katonah Debt Advisors at its fair market value as of the time of the acquisition, as determined by us in good faith. For purposes of this valuation, we estimated the annual run-rate distributable income of Katonah Debt Advisors from fees payable to it by CDO Funds managed by it at approximately $3 million on a pre-tax basis. This estimate was based on a full year of management fee revenue for all CDO Funds currently under management by Katonah Debt Advisors and annualized compensation expenses for all of Katonah Debt Advisors’ employees, excluding those who will be employed by us directly immediately following this offering. Our valuation also considers that Katonah Debt Advisors has an aggregate of $1 billion in assets under management. This methodology may or may not reflect the value that could be obtained for Katonah Debt Advisors in a transaction with a third party. In addition, third party appraisals were not used in determining the value of Katonah Debt Advisors, and, as a result, the consideration paid by us may exceed or be less than the value that may be reflected in other valuation methodologies or appraisals or as may have been obtained in a transaction with a third party.

•	Acquisition of certain subordinated securities issued by CDO Funds managed by Katonah Debt Advisors and two other asset managers

•	We issued 1,258,000 common units to certain entities beneficially owned by principals, employees and former employees of Kohlberg & Co. and its affiliates to acquire certain subordinated securities issued by CDO Funds managed by Katonah Debt Advisors and two other asset managers (the “CDO Fund Securities”). These common units will convert into shares of our common stock upon our conversion to a Delaware corporation as described below. These common shares have a value of approximately $19 million based on the mid-point of the initial public offering price range shown on the cover page of this prospectus.

•

For purposes of the acquisition of the CDO Fund Securities, in the case of CDO Fund Securities in CDO Funds formed within the last two years, we valued the CDO Fund Securities at their original cost to the entities affiliated with Kohlberg & Co. that contributed the CDO Fund Securities to us, and in the case of all other CDO Fund Securities, their fair market value, as determined by our management. See “Portfolio

Companies” for a description of the CDO Fund Securities.

The valuation of Katonah Debt Advisers and the CDO Fund Securities was fixed prior to the initial filing of the registration statement of which this prospectus is a part.

BDC Election

Prior to the completion of this offering, we will make an election to be regulated as a BDC.

Conversion to a Delaware Corporation.

Following our election to be regulated as a BDC and prior to the issuance of common stock in this offering, we will file an election with the Secretary of State of the State of Delaware to convert from a Delaware limited liability company to a Delaware corporation in accordance with the procedure for such conversion in our limited liability company agreement and Delaware law. In connection with such conversion, each outstanding common unit described above will be, without any further action or consent required by the holders thereof, converted into an equivalent number of shares of our common stock.

Tax Election

We intend to file an election to be treated as a RIC under Subchapter M of the Code commencing with our first taxable year as a corporation.

Agreements with Kohlberg & Co. and Affiliates

We have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has licensed to us, on a royalty free basis, the right to use the Kohlberg name. This agreement is terminable by Kohlberg & Co. at any time following the fifth anniversary of the date of the agreement and in specified other circumstances.

In addition, our License and Referral Agreement with Kohlberg & Co. provides that Kohlberg & Co. will grant us a right of first refusal on equity investment opportunities that have been made available to Kohlberg & Co. and that Kohlberg & Co. has determined, in its sole discretion, are not appropriate for it or any investment funds managed by Kohlberg & Co. or any of its affiliates (generally as a result of the small size or non-control nature of the investment).

We have also entered into a transition services agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. will continue to provide accounting services, cash management and budgeting services, tax services, internal legal services, payroll administration and other human resource services and intellectual technology services for a period of up to six months from the date of this offering (the “Transition Services Agreement”). In addition, under this agreement and during this period, Kohlberg & Co. will continue the participation of our employees in Kohlberg & Co.’s medical, dental, retirement and other benefit plans until they can be transitioned to similar plans of the Company and will continue to maintain the participation of the Company in Kohlberg & Co. insurance programs until the Company has established its own insurance programs. Kohlberg & Co. will not receive any fees under the Transition Services Agreement and will receive only a reimbursement of expenses incurred in connection with providing these services.

We have entered into an assignment and assumption agreement with Katonah Capital pursuant to which we have assumed all of Katonah Capital’s rights and obligations under the lease agreement for our principal headquarters at 295 Madison Avenue, 6th Floor, New York, New York 10017 (the “Assignment and Assumption Agreement). In connection with this assignment and assumption of the lease, we have issued a letter of credit to the lessor which replaces a letter of credit previously issued by Kohlberg & Co. under the original lease.

Portfolio Acquisition

Immediately following completion of this offering, we will use approximately $200 million of the net proceeds of the offering to acquire a portfolio of approximately $200 million in aggregate principal amount of first and second lien loans that were originated during 2006 through a special purpose vehicle organized by Katonah Debt Advisors. These loans will be acquired by us for cash at their cost of acquisition by such special purpose vehicle. The purchase of these loans was financed with a credit facility provided by an affiliate of one of the underwriters in this offering and the proceeds that we will pay to the special purpose vehicle in order to acquire these loans will be used by that entity to repay the credit facility. Our Board of Directors has approved the portfolio acquisition and determined that (i) the terms thereof, including the consideration to be paid, are reasonable and fair to our shareholders and does not involve overreaching by any party and (ii) the acquisition is consistent with the interests of our shareholders and our investment policies.

ELECTION TO BE REGULATED AS A

BUSINESS DEVELOPMENT COMPANY AND

A REGULATED INVESTMENT COMPANY

Our elections to be regulated as a BDC and to be treated as a RIC will have a significant impact on our future operations:

We will report our investments at market value or fair value with changes in value reported through our statement of operations.

We will report all of our investments, including debt investments, at market value or, for investments that do not have a readily available market value, at their “fair value” as determined in good faith pursuant to procedures approved by our Board of Directors. Changes in these values will be reported through our statement of operations under the caption of “net unrealized appreciation (depreciation) on investments.” See “Determination of Net Asset Value.”

Our ability to use leverage as a means of financing our portfolio of investments will be limited.

As a BDC, we will be required to meet a coverage ratio of total assets to total senior securities of at least 200%. For this purpose, senior securities include all borrowings and any preferred stock we may issue in the future. Our ability to utilize leverage as a means of financing our portfolio of investments will be limited by this asset coverage test.

We intend to distribute substantially all of our net taxable income to our stockholders. We generally will be required to pay income taxes only on the portion of our taxable income and gains we do not distribute to stockholders (actually or constructively).

As a RIC, we intend to distribute to our stockholders substantially all of our net taxable income and the excess of realized net short-term capital gains over realized net long-term capital losses. In addition, we may retain certain net long-term capital gains and elect to treat such net capital gains as deemed distributed to our stockholders. If this happens, you will be treated as if you received an actual distribution of the capital gains and reinvested the net after-tax proceeds in us. You also would be eligible to claim a tax credit against your federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we pay on the deemed distribution. See “Certain Federal Income Tax Considerations.”

Provided we qualify for tax treatment as a RIC, we generally will be required to pay income taxes only on the portion of our net taxable income and gains that we do not distribute (actually or constructively).

We are required to comply with the provisions of the 1940 Act applicable to BDCs.

As a BDC, we will be required to have a majority of directors who are not “interested” persons under the 1940 Act. In addition, we will be required to comply with other applicable provisions of the 1940 Act, including adopting a code of ethics, fidelity bond and custody arrangements. See also “Regulation.”

USE OF PROCEEDS

The net proceeds of the offering are estimated to be approximately $             ($             if the underwriters exercise their option to purchase additional shares in full) after deducting the estimated underwriting discounts and commissions and estimated offering expenses payable by us.

We will use approximately $200 million of the proceeds of this offering to acquire a portfolio of approximately $200 million in aggregate principal amount of first and second lien loans from Ardsley CLO I Ltd., a special purpose vehicle organized by Katonah Debt Advisors. The purchase price paid by us will be used by such special purpose vehicle to repay the credit facility that was used to finance the purchase of the loans and which was provided by one of the underwriters in this offering. This purchase price for this portfolio represents the cost of acquisition of such loans by Ardsley CLO I Ltd.

We intend to use the remainder of the net proceeds to invest in portfolio companies in accordance with our investment objective and strategy described in this prospectus and to pay our operating expenses. We estimate that it will take approximately 3 months for us to invest the remainder of the net proceeds of this offering consistent with our investment objective, depending on the availability of attractive investment opportunities and market conditions. Pending the uses described above, including investment in accordance with our investment strategy, we intend to invest the net proceeds of this offering in cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

DISTRIBUTIONS

We intend to distribute quarterly dividends to our stockholders. To avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of:

•	98% of our ordinary net taxable income for the calendar year,

•	98% of our capital gains, if any, in excess of capital losses for the one-year period ending on October 31 of the calendar year, and

•	any net ordinary income and net capital gains for the preceding year that were not distributed during such year.

We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained realized net long-term capital gains in excess of net short-term capital losses, or “net capital gains”). In order to qualify for tax treatment as a RIC, we will be required to distribute to our stockholders with respect to each taxable year at least 90% of the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, we intend to distribute to our stockholders substantially all of our net taxable income. In addition, we may retain for investment net capital gains and elect to treat such net capital gains as a deemed distribution. If this happens, you will be treated as if you received an actual distribution of the capital gains we retain and then reinvested the net after-tax proceeds in our common stock. You would be eligible to claim a tax credit against your federal income tax liability (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. Please refer to “Certain Federal Income Tax Considerations” for further information regarding the consequences of our possible retention of net capital gains. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if we fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings. See “Regulation.”

We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend, cash dividends will be automatically reinvested in additional shares of our common stock unless the stockholder specifically “opts out” of the dividend reinvestment plan and chooses to receive cash dividends. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth our capitalization as of             :

•	on an as adjusted basis after giving effect to the Restructuring;

•	on a pro forma as adjusted basis to give effect to the sale of common stock in this offering at the initial public offering price of $ per share, after deducting the estimated underwriting discounts and commissions and the estimated expenses of the offering payable by us, and the application of the net proceeds that we will receive from our sale of common stock in this offering as described under “Use of Proceeds.”

This table should be read together with “Use of Proceeds” and “Discussion of Expected Operating Plans” included elsewhere in this prospectus.

	As of , 2006
	As Adjusted (in thousands)	Pro Forma As Adjusted (in thousands)
Cash and cash equivalents	$1
Note Payable	5,000

Equity:
Common Stock, $0.01 par value per share; 100,000,000 shares authorized, 3,152,672 shares issued and outstanding, as adjusted	32

Additional Paid-in capital	47,235

Retained Deficit	0

Total stockholders’ equity	47,267

Total capitalization	$52,268

DILUTION

If you invest in our common stock, your interest will be diluted to the extent of the difference between the initial public offering price per share of our common stock and the as-adjusted net asset value per share of our common stock immediately after the completion of this offering.

As of                     , 2006, after giving effect to the Restructuring, the as-adjusted net asset value of our common stock would have been $             million, or $             per share. We determined net asset value per share before this offering by dividing the net asset value (total assets less total liabilities) by the number of shares of common stock to be outstanding after giving effect to the Restructuring.

After giving effect to the sale of our common stock in this offering assuming an initial public offering price of $             per share and after deducting estimated sales load and estimated expenses of the offering payable by us, our as-adjusted net asset value as of                     , 2006 would have been approximately $             million, or $             per share. This represents an immediate increase in our net asset value per share of $             to existing stockholders and dilution in net asset value per share of $             to new investors who purchase shares in this offering.

The following table illustrates this per share dilution:

Assumed initial public offering price per share		$
As adjusted net asset value per share as of , 2006 after giving effect to the Restructuring	$
Increase in net asset value per share attributable to new investors in this offering	$

As adjusted net asset value per share after this offering		$
Dilution per share to new investors		$

The following table summarizes, as of                     , 2006, and after giving effect to the Restructuring, the number of shares of common stock purchased from us, the total consideration paid to us and the average price per share paid by existing stockholders and to be paid by new investors purchasing shares of common stock in this offering, at the initial public offering price of $             per share and before deducting the sales load and estimated offering expenses payable by us.

	Shares Purchased		Total Consideration		Average Price Per Share
	Number	Percent	Amount	Percent
Existing stockholders		%	$	%	$
New investors		%		%	$

Total		100.0%		$100.0%

To the extent the underwriters exercise their option to purchase additional shares, there will be further dilution to new investors.

DISCUSSION OF EXPECTED OPERATING PLANS

In addition to historical information, the following discussion and other parts of this prospectus contain forward-looking statements that involve risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking statements due to the factors discussed under “Risk Factors,” “Forward-Looking Statements” and elsewhere in this prospectus.

Overview

We are an internally managed, closed-end investment company that will provide debt and equity capital to middle market companies. Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our ownership of the asset management business of Katonah Debt Advisors.

Prior to the completion of this offering, we expect to file an election to be regulated as a BDC under the 1940 Act. In addition, we intend to elect to be treated as a RIC under Subchapter M of the Code commencing with our first taxable year as a corporation. Our election to be regulated as a BDC and to be treated as a RIC will have a significant impact on our future operations. See “Election To Be Regulated as a Business Development Company and a Regulated Investment Company.”

Revenues

We plan to generate revenue in the form of interest income on debt securities and capital gains, if any, on warrants or other equity-related securities that we acquire in our portfolio companies. In addition, we expect to generate revenue in the form of commitment and facility fees and, to a lesser extent, due diligence fees. Any such fees will be generated in connection with our investments and recognized as earned or, in some cases, recognized over the life of the loan. We expect that our investments, whether in the form of a lead investment in the debt securities of a portfolio company or a participation in a syndicated financing, will generally range from $2.5 million to $25 million, with an average of $7.5 million to $15 million, until we raise additional capital. We expect these investments generally to have a term of between five and eight years and bear interest at various rates ranging from 2% to 10% over the prevailing market rates for riskless securities. Where applicable, we will seek to collateralize our investments by obtaining security interests in our portfolio companies’ assets. Interest on debt securities will generally be payable monthly or quarterly, with amortization of principal typically occurring over the term of the security. In those limited instances where we choose to defer amortization of the loan for a period of time from the date of the initial investment, the principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date.

Distributable Income of Katonah Debt Advisors

We expect that our wholly-owned portfolio company, Katonah Debt Advisors, will distribute to us its net distributable income. We estimate that the annual run-rate distributable income of Katonah Debt Advisors will be approximately $3 million on a pre-tax basis. This estimate was based on a full year of management fee revenue for all CDO Funds currently under management by Katonah Debt Advisors and annualized compensation expenses for all of Katonah Debt Advisors’ employees, excluding those who will be employed by us directly immediately following this offering.

Expenses

Because we are internally managed, we will pay the costs associated with employing investment management professionals and other employees as well as running our operations. Our primary operating expenses will include employee salaries and benefits, the costs of identifying, evaluating, negotiating, closing, monitoring and servicing our investments and our related overhead charges and expenses, including rental expense and any interest expense incurred in connection with borrowings we may make in the future.

Financial Condition, Liquidity and Capital Resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including recurring fee income earned by Katonah Debt Advisors, and interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less from the time of investment. Our primary use of funds will be investments in portfolio companies. See “Use of Proceeds.” In the future, we may also fund a portion of our investments through borrowings from banks and issuances of senior securities. After we have invested the net proceeds of this offering, we expect to raise additional capital to support our future growth through a securitized revolving credit facility, securitizations and future equity offerings.

We expect in the normal course of business to have unfunded commitments to extend credit. Unfunded commitments to provide funds to portfolio companies more than 60 days following the date of our balance sheet will not be reflected on that balance sheet. Our unfunded commitments may be significant from time to time. These commitments will be subject to the same underwriting and ongoing portfolio maintenance as the on-balance sheet financial instruments that we hold.

In an effort to increase our returns and the number of loans that we can originate, we anticipate that we will enter into a securitized revolving credit facility after the closing of this offering. In addition, we plan to aggregate pools of funded loans using such conduits until a sufficiently large diversified pool of funded loans is created which can then be securitized. We do not intend to securitize any warrants or other equity securities that we receive in connection with any loans we make. There can be no assurance that we will be able to complete this securitization strategy or that it will be successful.

Distribution Policy

As a RIC, we intend to distribute quarterly dividends to our stockholders. If and as long as we qualify as a RIC, we will not be taxed on our net taxable ordinary income or realized net capital gains, to the extent that such taxable income and gains are distributed to stockholders on a timely basis. Annual taxable income and gains generally will differ from net income as determined for United States generally accepted accounting principles due to temporary and permanent timing differences in the recognition of income and expenses, returns of capital and net unrealized appreciation or depreciation, which are not included in taxable income. In order to qualify as a RIC under Subchapter M of the Code we must, in general, for each taxable year, (1) have in effect at all times during the taxable year an election to be regulated as a BDC, (2) derive at least 90% of our gross income from dividends, interest, gains from the sale of securities and other specified types of income, (3) meet asset diversification requirements as defined in the Code, and (4) distribute to stockholders at least 90% of our investment company taxable income as defined in the Code. We intend to take all steps necessary to qualify as a RIC, including distributing annually to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses. See “Certain Federal Income Tax Considerations—Taxation as a Regulated Investment Company” and “Distributions.”

Critical Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reported. Actual results could differ from those estimates.

Valuation of Portfolio Investments. The most significant estimate inherent in the preparation of our financial statements will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded.

We will substantially invest in illiquid securities including debt and equity securities of primarily privately-held companies We will value substantially all of our investments at fair value. We will determine fair value to be the amount for which an investment could be exchanged in an orderly disposition over a reasonable period of time between willing parties other than in a forced or liquidation sale. Because of the inherent uncertainty of valuation, the Board of Directors’ determined values may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

Loans and Debt Securities. For loans and debt securities, fair value will generally approximate amortized cost unless the borrower’s enterprise value or overall financial condition or other factors lead to a determination of fair value at a different amount. As a general rule, we will not value our loans or debt securities above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired.

Equity and Equity-Related Securities. Our equity and equity-related securities in portfolio companies for which there is no liquid public market will be valued at fair value based on the enterprise value of the portfolio company, which will be determined using various factors, including cash flow from operations of the portfolio company and other pertinent factors, such as recent offers to purchase a portfolio company’s securities or other liquidation events. The determined fair values will generally be discounted to account for restrictions on resale and minority ownership positions.

The value of our equity and equity-related securities in public companies for which market quotations are readily available will be based upon the closing public market price on the balance sheet date. Securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security.

Our Board of Directors may consider other methods of accounting to value investments as appropriate in conformity with accounting principles generally accepted in the United States.

CDO Fund Securities. Investments in CDO Funds (our “CDO Investments”) are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our CDO Investments as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each CDO Investment ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated and the revised cash flows are used in determining the fair value of the CDO Investment. We determine the fair value of our CDO Investments on an individual security-by-security basis.

Interest Income. Interest income will be recorded on the accrual basis to the extent that such amounts are expected to be collected.

Organizational and Offering Expenses. Organizational expenses will be expensed as incurred. Offering expenses will be charged against the proceeds of this offering.

Management Compensation. We may, from time to time, issue stock options to employees and consultants for services rendered under our Equity Incentive Plan. We will follow Statement of Financial Accounting Standards No. 123 (revised 2004), Accounting for Stock-Based Compensation, a method by which the fair value of options granted will be expensed immediately. We are internally managed and therefore do not incur management fees payable to third parties.

Fee Income. Fee income will include fees, if any, for due diligence, structuring, commitment and facility fees, and fees, if any, for transaction services and management services rendered by us to portfolio companies and other third parties. Commitment and facility fees will be generally recognized as income over the life of the underlying loan, whereas due diligence, structuring, transaction service and management service fees will generally be recognized as income when the services are rendered.

OBLIGATIONS AND INDEBTEDNESS

We currently have outstanding promissory notes in aggregate principal amount of $5 million which we issued on                     , 2006 to James A. Kohlberg and an entity affiliated with Kohlberg & Co. as part of the purchase price for the acquisition of 100% of the outstanding limited liability company interests of Katonah Debt Advisors. The promissory notes accrue interest at the rate of             % per annum and are payable in six equal monthly installments commencing on the date of issuance.

After the closing of this offering, we expect to enter into a securitized revolving credit facility (the “Facility”) of up to $250 million. Advances under the Facility will be used by us to make additional investments. We expect that the Facility will be primarily secured by the loans acquired by us with the advances under the Facility. We expect that the Facility will bear interest at the commercial paper rate plus 0.75% and will have a term of three years. We expect that the pool of loans securing the Facility would need to meet certain eligibility criteria defined in the documents governing the Facility. One of the underwriters in this offering, or an affiliate of an underwriter in this offering may be a lender under the Facility. There can be no assurance that we will be able to obtain this Facility on terms acceptable to us or at all, or that we will be able to borrow the amounts anticipated even if we are able to obtain such a Facility.

Our portfolio must experience an annual rate of return of     % to cover annual interest payments on these obligations.

BUSINESS

OVERVIEW

We are an internally managed, closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. We have been organized to continue and expand the middle market investment business and the asset management business of Katonah Debt Advisors which we acquired from affiliates of Kohlberg & Co., a leading private equity firm with two decades of middle market investment experience. Our middle market investment business will continue to originate, structure, finance and manage a portfolio of senior secured term loans and will also invest in mezzanine debt and selected equity securities in privately-held middle market companies. Our wholly-owned portfolio company, Katonah Debt Advisors, currently has approximately $1 billion of assets under management and will continue to manage CDO Funds which invest in broadly syndicated loans, high-yield bonds and other credit instruments. We will use the proceeds of this offering to acquire a portfolio of approximately $200 million in aggregate principal amount of first and second lien loans that were originated during 2006 by Katonah Debt Advisors’ middle market lending group. Prior to the offering and our election to be regulated as a BDC, we issued 3,151,000 shares of our common stock and promissory notes in the aggregate principal amount of $5 million to affiliates of Kohlberg & Co. to acquire 100% of the outstanding equity of Katonah Debt Advisors and certain subordinated debt investments in CDO Funds managed by Katonah Debt Advisors and two other asset managers. Following this offering, we will maintain a strategic relationship with Kohlberg & Co. and its co-managing partners will serve on our Board of Directors and our Investment Committee. Kohlberg & Co. will also provide referrals of middle market private equity investment opportunities. Our relationship with Kohlberg & Co. is an important part of our strategy.

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. While our primary investment focus will be on making loans to, and selected equity investments in, privately-held middle market companies, we may invest up to 30% of our capital in other investments such as loans to larger, publicly-traded companies, high-yield bonds, distressed debt securities and debt and equity securities issued by CDO Funds managed by Katonah Debt Advisors or by other asset managers. We also expect to receive distributions of recurring fee income and to generate capital appreciation from our investment in the asset management business of Katonah Debt Advisors. We believe that we will benefit from our ownership of Katonah Debt Advisors in three ways. First, Katonah Debt Advisors will serve as a source of investment opportunities and will give us the flexibility to make an investment either through the Company or through a CDO Fund managed by Katonah Debt Advisors or both. Second, we will be able to utilize the experienced team of credit analysts at Katonah Debt Advisors to evaluate investments for our middle market business. Third, by making investments in CDO Funds raised by Katonah Debt Advisors in the future, on which we expect to receive a current cash return, we can help Katonah Debt Advisors to raise these funds which in turn will increase its assets under management and resulting management fee income. In addition, we believe that we will derive substantial benefits from our strategic relationship with Kohlberg & Co. which will assist us in sourcing equity investment opportunities and whose co-managing partners will provide the benefit of their middle market experience through their participation in our Board of Directors and Investment Committee.

We employ an experienced team of 12 investment professionals and 16 total staff members. Dayl W. Pearson, our CEO, has been in the financial services industry for over 29 years. During the past 16 years, Mr. Pearson has focused almost exclusively in the middle market and has originated, structured and underwritten over $7 billion of debt and equity securities. R. Jon Corless, our CIO, has managed portfolios in excess of $4 billion at several institutions and has been responsible for managing portfolios of leveraged loans, high-yield bonds, mezzanine securities and middle market loans. E.A. Kratzman, the Managing Director of Katonah Debt Advisors and the portfolio manager for its Corporate Credit Group, has more than 30 years of credit and investment experience and has participated in fundraising for 15 funds investing in loans, high-yield bonds and credit derivatives with an aggregate value of approximately $4 billion. The Chairman of our Board of Directors and Investment Committee, Christopher Lacovara, is one of the three co-managing partners of Kohlberg & Co. and has been responsible for investing more than $500 million of equity capital in more than 25 leveraged buyouts and add-on acquisitions with an aggregate value of approximately $2 billion and has served on the boards of directors of numerous private and publicly-traded middle market companies. Mr. Lacovara has served on the management committees which supervised the operations of both Katonah Debt Advisors and Katonah Capital, and has been the Kohlberg & Co. co-managing partner primarily responsible for the formation and continued operations of both Katonah Capital and Katonah Debt Advisors.

BACKGROUND

In 1999, affiliates of Kohlberg & Co. formed a lending platform called Katonah Capital to capitalize on the experience of Kohlberg & Co. in arranging and structuring debt financing for its own portfolio companies. From its inception through 2005, Katonah Capital organized six CDO Funds that raised in excess of $2 billion in capital to invest in below-investment-grade broadly syndicated loans, bonds and other credit instruments. In 2005, affiliates of Kohlberg & Co. organized Katonah Debt Advisors as a new platform to continue to manage CDOs investing in broadly syndicated loans and high-yield bonds, and to diversify into lending to middle market companies and investing in other types of credit instruments, and the operations of Katonah Capital were discontinued. In 2005 and 2006, Katonah Debt Advisors raised two CDO Funds with approximately $800 million in assets under management to invest in broadly syndicated loans and high-yield bonds. Katonah Debt Advisors is in the process of organizing a third CDO Fund expected to aggregate approximately $400 million in assets under management, of which $200 million in assets have already been purchased, and an additional fund to invest in mezzanine and equity securities issued by CDO Funds. In March 2006, Katonah Debt Advisors hired Dayl W. Pearson and R. Jon Corless to head its middle market investment business. Since joining Katonah Debt Advisors, they have managed a special purpose vehicle that has invested approximately $200 million in middle market first and second lien loans which we intend to acquire with the proceeds of this offering.

MARKET OPPORTUNITY

We define the middle market as comprising companies with earnings before interest, taxes, depreciation and amortization, which we refer to as EBITDA, of $10 million to $50 million and/or total debt of $25 million to $150 million. We believe that many opportunities exist to provide loans to middle market companies due to:

•	the large size of the market, with more than 15,000 companies;

•	the high level of acquisition activity, with more than 1,200 transactions annually under $500 million during 2002, 2003 and 2004; and

•	annual senior secured loan volume from 2000 to 2005 in the middle market in excess of $30 billion, according to Loan Pricing Corp.

The following chart illustrates the number and average transaction value of middle market acquisition transactions from the first quarter of 2002 through the second quarter of 2006:

STRATEGY

Our investment objective is to generate current income and capital appreciation from the investments made by our middle market business in senior secured term loans, mezzanine debt and selected equity investments in privately-held middle market companies. We intend to grow our portfolio of assets by raising additional capital, including through the use of prudent leverage available to us. We will primarily invest in first and second lien term loans which, because of their priority in a company’s capital structure, we expect will have lower default rates and higher rates of recovery of principal if there is a default and which we expect will create a stable stream of interest income. While our primary investment focus will be on making loans to, and selected equity investments in, privately-held middle market companies, we may invest up to 30% of our capital in other investments such as loans to larger, publicly-traded companies, high-yield bonds, distressed debt securities and debt and equity securities issued by CDO Funds managed by Katonah Debt Advisors or by other asset managers. In addition, we may also receive warrants or options to purchase common stock in connection with our debt investments.

Our middle market business will target companies that have strong historical cash flows, experienced management teams and identifiable and defendable market positions in industries with positive dynamics. Our senior management team has strong relationships with numerous middle market private equity sponsors and regional banks which will provide substantial opportunities for our purchase of participations in loans. We also have extensive relationships with the traditional middle market “club” lenders which will provide a source of direct lending opportunities. We will seek to manage risk through a rigorous credit and investment underwriting process and an active portfolio monitoring program. See “—Credit and Investment Process” and “—Credit Monitoring.”

We expect to benefit from the resources and expertise of Katonah Debt Advisors in three ways. First, by working with the investment professionals at Katonah Debt Advisors, we will have multiple sources of investment opportunities. We can maximize our investment scale and flexibility by selectively choosing to make an investment through the Company or through a CDO Fund managed by Katonah Debt Advisors, depending on the type of security, the type of transaction and other relevant factors. We expect that Katonah Debt Advisors will be our primary source of broadly syndicated non-investment grade loans, high-yield bonds, CDO equity and mezzanine investments and distressed debt. Second, the experienced team of credit analysts at Katonah Debt Advisors, with specializations covering more than 20 industry groups, will assist us in reviewing potential investments and monitoring our portfolio. Third, we expect to continue to make investments in CDO Funds managed by Katonah Debt Advisors, which we believe will provide us with a current cash investment return. We further believe that these investments will provide Katonah Debt Advisors with greater opportunities to access new sources of capital which will ultimately increase Katonah Debt Advisors’ assets under management and resulting management fee income.

Our strategic relationship with Kohlberg & Co. is also an important part of our overall strategy. We believe that the participation of the three co-managing partners of Kohlberg & Co. on our Board of Directors and Investment Committee will enhance our asset selection and portfolio performance and that Kohlberg & Co. will serve as our primary source of private equity opportunities. We also believe that the participation of the Kohlberg & Co. co-managing partners on our Investment Committee will enhance the due diligence and credit analysis of our lending operations.

MIDDLE MARKET BUSINESS

Our middle market business is led by our CEO, Dayl W. Pearson, and our CIO, R. Jon Corless. Each of Messrs. Pearson and Corless has spent more than 15 years investing in the middle market and, before joining the Company, worked together at CIBC and its affiliates for over eight years. Our management team maintains longstanding relationships with middle market private equity sponsors, lenders who work in small groups or “club” lenders and sources of non-sponsored middle market transactions. Members of our senior management team have a proven track record of originating, structuring and managing middle market investments. Mr. Pearson has been involved in all aspects of middle market investing, including origination, negotiation of terms, portfolio management, restructuring and asset sales. Mr. Corless has over 25 years of financial industry experience and has been primarily a credit and risk management professional for the past 18 years responsible for several portfolios of highly leveraged loans and mezzanine securities including middle market assets. We expect to grow our management team by hiring additional professionals with experience investing in middle market senior debt, mezzanine debt and equity securities.

Our middle market investment team has experience assembling portfolios of middle market loans and investments and managing these portfolios through several credit cycles, including both attractive and stressed credit environments. Since March 2006, our middle market investment team has reviewed over 200 middle market investment opportunities while building the portfolio of first and second lien loans that we will acquire with the proceeds of this offering.

As a BDC, we will offer, and will provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services.

KATONAH DEBT ADVISORS

Katonah Debt Advisors is an asset manager that manages CDO Funds which invest in broadly syndicated senior loans, second lien loans, high-yield bonds, credit default swaps and other credit instruments. We control Katonah Debt Advisors through our ownership of 100% of its equity interests. Katonah Debt Advisors is led by its Managing Director, E.A. Kratzman, who has more than 30 years of credit and investment experience. Katonah Debt Advisors is organized into two groups: the Corporate Credit Group and the Structured Products Group. The

Corporate Credit Group structures and sponsors CDO Funds for which it serves as the asset manager and invests in syndicated term loans, high-yield bonds (rated lower than Baa3 by Moody’s or lower than BBB- by Standard & Poor’s) and credit default swaps. The Corporate Credit Group currently manages two CDO Funds with aggregate assets of approximately $800 million and is in the process of raising a third CDO Fund, expected to be $400 million in size, for which it has purchased $200 million in assets. The Structured Products Group structures, sponsors and invests in funds that invest primarily in the equity or mezzanine securities issued by CDO Funds. The Structured Products Group is in the process of raising a CDO Fund which is expected to have between $200 million and $400 million of committed capital.

The CDO Funds managed by the Corporate Credit Group allow Katonah Debt Advisors to securitize portfolios of loan and bond investments and enhance the funds’ return on capital by issuing debt for which the portfolios of investments serve as collateral. A typical CDO Fund portfolio managed by Katonah Debt Advisors consists primarily of broadly syndicated non-investment grade loans and high-yield bonds typically issued by large capitalization companies. Leveraged loans typically experience less market volatility than high-yield bonds, and also are generally secured by assets, thereby improving the likelihood of principal preservation. These funds currently earn an annual management fee of 0.50% of assets under management and an annual incentive fee of 0.25% of assets under management which accrues and is payable at the liquidation of the CDO Fund, provided that the investment return of the CDO Fund has exceeded a hurdle rate of return.

The Corporate Credit Group participates in the market for senior secured syndicated term loans greater than $100 million, high-yield bonds (rated BBB or below) and credit default swaps. The investment portfolios managed by Katonah Debt Advisors typically carry an average overall credit quality of B1/Ba3 Moody’s rating equivalent or B+/BB- Standard & Poor’s rating equivalent. Katonah Debt Advisors believes that this ratings category generally provides the best risk/reward combination as well as more stable returns as compared with other lower rated assets. The markets in which Katonah Debt Advisors invests are large and generally offer considerable trading liquidity, with more than $1.5 trillion of syndicated loans issued annually. The strategy of the Corporate Credit Group is to select and maintain portfolios of syndicated loans, high-yield bonds, and credit default swaps which offer a balance of interest rate spreads and credit risks appropriate for CDO securitizations in order to maintain a stable, attractive level of current cash return to investors.

The Structured Products Group invests primarily in the equity or unrated debt securities issued by CDO Funds backed by corporate commercial loans or asset backed securities, and invests on a limited basis in the rated (BBB or BB) mezzanine securities in CDO Funds to provide current cash income and asset diversity. The market for equity and mezzanine securities issued by CDO Funds is large and diverse, with an estimated $268 billion of CDO securities issued in 2005 and more than $1 trillion of such securities outstanding. The strategy of the Structured Products Group is to target securities issued by CDO Funds managed by experienced collateral managers or emerging managers where due diligence suggests an attractive opportunity for long-term success. The Structured Products Group is in the process of raising a fund, which is expected to have between $200 million and $400 million of committed capital. We anticipate that funds managed by the Structured Products Group will earn a management fee of 1% of assets under management per annum and an incentive fee of 20% of profits, payable at the liquidation of the fund, provided that the investment return of the fund has exceeded a specified hurdle rate of return.

Katonah Debt Advisors employs an experienced team of nine investment professionals. E.A. Kratzman, Managing Director of Katonah Debt Advisors and portfolio manager for the Corporate Credit Group, has participated in the fundraising for 15 CDO Funds investing in loans, high-yield bonds and credit derivatives with an aggregate value of more than approximately $4 billion. Mr. Kratzman serves on our Investment Committee, providing the benefit of his experience to the Company’s lending activities. The two co-portfolio managers of the Structured Products Group each have more than 20 years of investment and securitization experience. In addition to investing funds managed by Katonah Debt Advisors, the portfolio managers in the Structured Credit Products Group will source and evaluate selected CDO equity and mezzanine investment opportunities for us and will assist us in identifying ways to optimize the use of our capital through securitizations of assets and other potential refinancing structures. The six credit analysts at Katonah Debt Advisors average more than 15 years of industry experience. Each analyst follows a specific set of industries, allowing them to develop deep insight and broad industry contacts. This credit team will review, when appropriate, loans sourced by us as well as investment opportunities for CDO Funds managed by Katonah Debt Advisors.

OUR STRATEGIC RELATIONSHIP WITH KOHLBERG & CO.

We believe that we will derive substantial benefits from our strategic relationship with Kohlberg & Co. as evidenced by the participation on our Board of Directors and Investment Committee of the three co-managing partners of Kohlberg & Co. Through such participation, we will have access to the expertise of these individuals in the middle market and leveraged investing, which we believe will enhance our capital raising, due diligence, investment selection and credit analysis. In addition, affiliates of Kohlberg & Co., including the co-managing partners of Kohlberg & Co. who will serve on our Board of Directors and Investment Committee, will own, in the aggregate and after giving effect to this offering, approximately             % of our outstanding common stock, which they received, in lieu of cash, in exchange for the contribution to the Company of 100% of the equity of Katonah Debt Advisors and certain subordinated debt investments in CDO Funds managed by Katonah Debt Advisors and two other asset managers. We have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has agreed to give us a right of first refusal to acquire equity investments that Kohlberg & Co. has determined in its sole discretion are not appropriate for any investment funds managed by Kohlberg & Co. or any of its affiliates, typically due to their small size or non-control nature. Kohlberg & Co. has also granted us a royalty-free license to use the “Kohlberg” name, which we believe is one of the most widely recognized names in middle market investing.

Kohlberg & Co. is a leading U.S. private equity firm which manages investment funds that acquire middle market companies. Kohlberg & Co. was formed in 1987 by Jerome Kohlberg Jr., the senior founding partner of Kohlberg Kravis Roberts & Co. (“KKR”) and his son, James A. Kohlberg, at the time an executive with KKR. Since its inception, Kohlberg & Co. has organized five private equity funds, through which it has raised more than $2 billion of committed capital and completed more than 80 platform and add-on acquisitions with an aggregate value of more than $6 billion. Kohlberg & Co. is currently investing its fifth private equity fund, which typically targets control equity investments of greater than $40 million. Since its inception, Kohlberg & Co. has generated average annual returns on the investments made by private equity funds that it manages of approximately 30%. However, past performance is not a guarantee of future results and we can offer no assurance that we can achieve such a rate of return with respect to any investment or our portfolio as a whole.

Investment funds managed by Kohlberg & Co. invest in middle market companies where Kohlberg & Co. believes it can work in partnership with senior management to identify growth opportunities and implement fundamental operating and strategic changes, resulting in substantial increases in revenue and cash flow. Kohlberg & Co. has 18 investment professionals and 32 employees. The three co-managing partners of Kohlberg & Co. who are members of our Board of Directors, two of whom are also members of our Investment Committee, average more than 20 years of investment banking and middle market investing experience, and have worked together across all of the firm’s private equity funds. They were also responsible for the formation of both Katonah Debt Advisors and Katonah Capital, and prior to our acquisition of Katonah Debt Advisors, provided oversight for the capital raising and investing operations of those entities.

Under the 1940 Act we will not be permitted to invest in any portfolio company in which Kohlberg & Co. or any affiliate has a pre-existing investment unless we obtain SEC exemptive relief.

COMPETITIVE ADVANTAGES

We believe that we can successfully compete with other providers of capital in the markets in which we compete for the following reasons:

Internally managed structure and significant management resources

We are internally managed by our executive officers under the supervision of our Board of Directors and do not depend on a third party investment advisor. As a result, we do not pay investment advisory fees and all of our income is available to pay our operating costs, including the costs associated with employing investment management professionals and to make distributions to our shareholders. Together with Katonah Debt Advisors, we employ a team of 12 experienced investment professionals with substantial experience in middle market lending, credit analysis, loan securitization and portfolio administration. Our CEO, Dayl W. Pearson, our CIO, R. Jon Corless, and E.A. Kratzman, the Managing Director of Katonah Debt Advisors, have an average of over 28 years of credit and investment experience. The seven credit analysts employed by us and Katonah Debt Advisors average more than 15 years of experience.

We believe that we derive substantial benefits from our internally managed structure. First, because they are employed by us, the individuals responsible for managing our investments are dedicated solely to the success of our business. Our investment professionals do not serve as advisors to any other investment funds other than the CDO Funds managed by our wholly-owned portfolio company Katonah Debt Advisors and therefore we do not compete with any other investment funds for investment opportunities, although we may allocate some investment opportunities to funds managed by Katonah Debt Advisors. Second, through their participation in our Equity Incentive Plan, a significant portion of the compensation of our senior managers is tied to the performance of our investments, resulting in an alignment of interests between our management and shareholders. Third, we will expect to leverage our management resources and those of Katonah Debt Advisors across our portfolio of investments and the investments of the CDO Funds managed by Katonah Debt Advisors.

Multiple sourcing capabilities for assets

We have multiple sources of loans, mezzanine investments and equity investments. Through the industry relationships of our CEO and CIO, we believe that we will have the ability to participate in loans originated by other capital providers to middle market companies as well as to source assets directly from private equity sponsors and regional banks. We expect to add additional professional staff with a track record of originating senior loans and mezzanine and equity investments. Through Katonah Debt Advisors’ Corporate Credit Group, we have the ability to acquire participations in selected syndicated secured and second lien term loans whose borrowers and investment returns meet our investment criteria. Through Katonah Debt Advisors’ Structured Credit Products Group, we have the opportunity to invest in selected equity and mezzanine securities issued by CDO Funds, including those managed by Katonah Debt Advisors. Through our strategic relationship with Kohlberg & Co., we expect to have access to a variety of equity investments and mezzanine and other lending opportunities which are presented to Kohlberg & Co. but do not meet the investment criteria of its funds for reasons such as their small size or non-control nature.

Disciplined investment process

We will continue to employ the rigorous credit review process and due diligence intensive investment strategy which our senior management has developed over more than 20 years of lending. Due to our ability to source transactions through multiple channels, we expect to maintain a substantial pipeline of opportunities to allow comparative risk return analysis and selectivity. By focusing on the drivers of revenue and cash flow, we will develop our own underwriting cases and multiple stress case scenarios for each company analyzed. An event specific financial model reflecting company, industry and market variables will support each investment decision. We also expect to benefit from the credit and industry expertise of Katonah Debt Advisors’ credit team and the co-managing partners of Kohlberg & Co. serving on our Board of Directors and Investment Committee.

Katonah Debt Advisors’ credit platform

We expect that Katonah Debt Advisors will serve as a source of credit analysis, direct investment opportunities and cash flow. Its credit team employs a highly rigorous process in selecting and reviewing investment opportunities for CDO Funds managed by Katonah Debt Advisors. We will have the opportunity to make investments in CDO Funds managed by Katonah Debt Advisors, which we would expect to generate regular cash dividends or interest income. Katonah Debt Advisors also generates revenue through the fees it receives for managing CDO Funds and will distribute its income, after paying the expenses associated with its operations, including compensation of its employees, to us. Further we may co-invest with CDO Funds managed by Katonah Debt Advisors when we believe it will be advantageous for us to do so.

Strategic relationship with Kohlberg & Co.

We believe that Kohlberg & Co. is one of the oldest and most well-known private equity firms focused on the middle market, and we expect to derive substantial benefits from our strategic relationship with Kohlberg & Co. Through the participation of the co-managing partners of Kohlberg & Co. on our Board of Directors and Investment Committee, we will have access to the expertise of these individuals in middle market leveraged investing, which we believe will enhance our capital raising, due diligence, investment selection and credit analysis. The Chairman of our Board of Directors and Investment Committee, Christopher Lacovara, has been the Kohlberg & Co. co-managing partner primarily responsible for establishing and providing oversight for the operations of both Katonah Debt Advisors and Katonah Capital. In addition, we have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has agreed to give us a right of first refusal on equity investment opportunities that Kohlberg & Co. determines are not appropriate for any investment fund, managed by Kohlberg & Co. or any of its affiliates typically due to their small size or non-control nature. Under this agreement, Kohlberg & Co. has also granted us a royalty-free license to use the “Kohlberg” name, which we believe is one of the most widely recognized names in middle market investing.

Significant equity ownership and alignment of incentives

Following the closing of this offering, our senior management team, the senior management team of Katonah Debt Advisors and affiliates of Kohlberg & Co. will together have a significant equity interest in the Company, ensuring that their incentives are strongly aligned with those of our shareholders. Affiliates of Kohlberg & Co., including the co-managing partners of Kohlberg & Co. who will serve on our Board of Directors and Investment Committee, will own, in the aggregate and after giving effect to this offering, approximately     % of our outstanding common stock which they received, in lieu of cash, as partial consideration for the contribution to the Company of 100% of the equity of Katonah Debt Advisors and certain subordinated debt investments in CDO Funds managed by Katonah Debt Advisors and two other asset managers. We expect that following the completion of this offering we will issue to our senior management team options to purchase shares of our common stock under our Equity Incentive Plan.

CREDIT AND INVESTMENT PROCESS

We will employ the same due diligence intensive investment strategy that our senior management team, Katonah Debt Advisors and Kohlberg & Co. have used over the past 20 years. Due to our ability to source transactions through multiple channels, we expect to maintain a substantial pipeline of opportunities to allow comparative risk return analysis and selectivity. By focusing on the drivers of revenue and cash flow, we will develop our own underwriting cases, and multiple stress case scenarios for each company analyzed.

We will focus on lending and investing opportunities in:

•	companies with EBITDA of $10 to $50 million;

•	companies with financing needs of $25 to $150 million;

•	companies purchased by top tier equity sponsors;

•	non-sponsored companies with successful management and systems;

•	high-yield bonds and broadly syndicated loans to larger companies on a selective basis; and

•	equity co-investment in companies where we see substantial opportunity for capital appreciation.

We expect to source investment opportunities from:

•	private equity sponsors;

•	regional investment banks for non-sponsored companies;

•	other middle market lenders with whom we can “club” loans;

•	Katonah Debt Advisors with regard to high-yield bonds and syndicated loans; and

•	Kohlberg & Co. with regard to selected private equity investment opportunities.

The size of individual investments will vary according to their priority in a company’s capital structure, with larger investments in more secure positions in an effort to maximize capital preservation. We expect that the size of our investments and maturity dates will vary as follows:

•	senior secured loans from $10 to 20 million maturing in five to seven years;

•	second lien loans from $5 to 20 million maturing in six to eight years;

•	senior unsecured loans $5 to 10 million maturing in six to eight years;

•	mezzanine loans from $5 to 10 million maturing in seven to ten years; and

•	equity investments from $1 to 5 million.

One of the key components to our credit analysis and investment process is our modeling and forecasting methodology, which we refer to as our Maximum Reasonable Adversity (“MRA”) model. This process was developed, and has been continuously used and updated over the last 20 years, by Mr. Kratzman, the Managing Director of Katonah Debt Advisors. The MRA case is defined as those adverse conditions or events that either or in combination might reasonably occur during the term of the investment. Using the MRA as the forecasting standard, we evaluate the borrower’s ability to maintain its business while covering, at a minimum, all contractually payable senior indebtedness.

In our experience, good credit judgment is based on a thorough understanding of both the qualitative and quantitative factors which determine a company’s performance. Our analysis begins with an understanding of the fundamentals of the industry in which a company operates, including the current economic environment and the outlook for the industry. We also focus on the company’s relative position within the industry and its historical ability to weather economic cycles. Other key qualitative factors include the experience and depth of the management team and the financial sponsor, if any.

Only after we have a comprehensive understanding of the qualitative factors do we focus on quantitative metrics. We believe that with the context provided by the qualitative analysis, we can gain a better understanding of a company’s financial performance. We will analyze a potential portfolio company’s sales growth and margins in the context of its competition as well as its ability to manage its working capital requirements and its ability to generate consistent cash flow. Based upon this historical analysis, we will develop a set of projections which represents a reasonable underwriting case of most likely outcomes for the company over the period of our investment. We will also look at a variety of potential downside cases to determine a company’s ability to service its debt in a stressed credit environment.

Qualitative Analysis

Elements of the qualitative analysis we will use in evaluating investment opportunities include the following:

•	Industry fundamentals;

•	Competitive position and market share;

•	Past ability to work through historical down-cycles;

•	Quality of financial and technology infrastructure;

•	Asian sourcing risks and opportunities;

•	Labor and union strategy;

•	Technology risk;

•	Diversity of customer base and product lines;

•	Quality and experience of management;

•	Quality of financial sponsor (if applicable); and

•	Acquisition and integration history.

Quantitative Analysis

Elements of the quantitative analysis we will use in evaluating investment opportunities include the following:

•	Income statement analysis of growth and margin trends;

•	Balance sheet analysis of working capital efficiency;

•	Cash flow analysis of capital expenditures and free cash flow;

•	Financial ratio and market share standing among comparable companies;

•	Financial projections: underwriting versus stress case;

•	Event specific credit modeling;

•	Whether the credit profile is improving, declining or is status quo;

•	Future capital expenditure needs and asset sale plans;

•	Downside protection to limit losses in an event of default;

•	Risk adjusted returns and relative value analysis; and

•	Enterprise and asset valuations.

The origination, structuring and credit approval process are fully integrated. Our credit team will be directly involved in all due diligence and analysis prior to the formal credit approval process.

Approval Process

The following chart illustrates our screening and approval process:

We will review potential investment opportunities and will conduct a due diligence investigation of each potential investment that passes our initial screening process. This due diligence investigation generally will include one or more on-site visits, a review of our historical and prospective financial information, interviews with management, employees, customers and vendors of the prospective portfolio company, and background checks and research on the prospective portfolio company’s product, service or particular industry. Where appropriate, this will be conducted in conjunction with the relevant industry analysts from Katonah Debt Advisors. Upon completion of the due diligence investigation, we will prepare a credit underwriting memorandum which will summarize the contemplated transaction, present the investment highlights, analyze the risk in the transaction and mitigating factors to those risks, analyze the prospective portfolio company’s historical financial statements, financial projections, industry and management team. The underwriting team will then present this memorandum with its recommendations to our Investment Committee, which will initially consist of our Chairman, Christopher Lacovara of Kohlberg & Co., our CEO, Dayl W. Pearson, our CIO, R. Jon Corless, the Managing Director of Katonah Debt Advisors, E.A. Kratzman, and one additional co-managing partner of Kohlberg & Co. serving on our Board of Directors. The approval of a majority of the Investment Committee will be required for all investment of less than $15 million, and the unanimous approval of the Investment Committee will be required for investments of $15 million or greater.

CREDIT MONITORING

Our management team has significant experience monitoring portfolios of middle market investments and this is enhanced by the credit monitoring procedures of Katonah Debt Advisors. Our CEO was responsible for building the credit monitoring and portfolio management procedures at IBJ Schroder and our CIO has been involved in credit monitoring for over 15 years. Along with origination and credit analysis, portfolio management is one of the key elements of our business. Most of our investments will not be liquid and, therefore, we must prepare to act quickly if potential issues arise so that we can work closely with the management and private equity sponsor, if applicable, of the portfolio company to take any necessary remedial action quickly. In addition, most of our senior management team, including the credit team at Katonah Debt Advisors, have substantial workout and restructuring experience.

In order to assist us in detecting issues with portfolio companies as early as possible, we will perform a monthly financial analysis of each portfolio company. This analysis will typically include:

•	reviewing financial statements with comparisons to prior year financial statements, as well as the current budget including key financial ratios such as debt/EBITDA, margins and fixed charge coverage;

•	independently computing and verifying compliance with financial covenants;

•	reviewing and analyzing monthly borrowing base, if any;

•	a monthly discussion of MD&A with company management and the private equity sponsor, if applicable;

•	determining if current performance could cause future financial covenant default;

•	discussing prospects with the private equity sponsor, if applicable;

•	determining if a portfolio company should be added to our “watch list” (companies to be reviewed in more depth);

•	if company is not meeting expectations, reviewing original underwriting assumptions and determining if either enterprise value or asset value has deteriorated enough to warrant further action; and

•	a monthly update to be reviewed by both the CIO and CEO.

OUR PEOPLE

In addition to our CEO and CIO, we currently employ a credit analyst, a director and a manager of portfolio administration, a manager of Information Technology and a manager of Investor Relations. We are in the process of hiring a Chief Financial Officer. As we grow, we will selectively add experienced staff both to enhance our sourcing of assets and our monitoring of portfolio companies. We have identified several potential experienced origination and portfolio management team members with whom members of our senior management have worked previously as possible additions to our team following the closing of this offering. In addition, we will add junior staffing as necessary.

Our wholly-owned portfolio company, Katonah Debt Advisors, employs a highly experienced team of nine investment professionals. The three portfolio managers at Katonah Debt Advisors average more than 20 years of credit, investment and securitization experience. The six credit analysts at Katonah Debt Advisors average more than 15 years of experience. Katonah Debt Advisors will continue to add to its staff as it increases its assets under management. We will utilize the Katonah Debt Advisors team to assist both our origination and credit evaluation and monitoring efforts.

COMPETITION

Our primary competitors provide financing to prospective portfolio companies and include commercial banks, specialty finance companies as well as hedge funds, structured investment funds and investment banks. Many of these entities have greater financial and managerial resources than we will have, and the 1940 Act imposes certain regulatory restrictions on us as a BDC to which many of our competitors are not subject. For additional information concerning the competitive risks we face, see “Risk Factors—We operate in a highly competitive market for investment opportunities.”

We believe that we provide a unique combination of an experienced middle market origination and credit team, an existing credit platform at Katonah Debt Advisors that includes experienced lenders with broad industry expertise and an Investment Committee that includes co-managing partners of Kohlberg & Co., a leading experienced and successful middle market private equity firm. We believe that this combination of resources provides us with a thorough credit process and multiple sources of investment opportunities to enhance our asset selection process.

CORPORATE STRUCTURE AND OFFICES

We were formed in August 2006 as a Delaware limited liability company. Prior to the issuance of shares of our common stock in this offering we will convert into a Delaware corporation. We are an internally managed, closed-end investment company that has elected to be regulated as a BDC under the 1940 Act. See “Regulation.”

Our principal executive offices are located at 295 Madison Avenue, 6th Floor, New York, New York 10017.

LEGAL PROCEEDINGS

We are not a party to any pending legal proceedings.

PORTFOLIO COMPANIES

The following tables set forth certain information regarding each of our portfolio companies, including the portfolio of approximately $200 million in aggregate principal amount of investments which we will acquire with the proceeds of this offering from a special purpose vehicle organized by Katonah Debt Advisors. Unless otherwise noted in these tables, the only relationship between us and each portfolio company is our investment in such portfolio company. No single investment will represent more than 5% of our total assets after giving effect to this offering and the acquisition of the approximately $200 million portfolio to be acquired with the proceeds of this offering While we may make loans to or additional investments in these companies, we have no present plans to make any such loans or investments that would raise our investment in any one such company above 5% of total assets. Any such loans and investments will be made in accordance with our investment policies and procedures.

The following table sets forth information regarding the portfolio companies in which we currently have an investment:

Name and Address of Portfolio Company	Nature of Its Principal Business	Type of Securities Held by Us	Percentage of Class Held	Cost of Investment (1)	Fair Value of Investment (2)
Katonah Debt Advisors, L.L.C. 295 Madison Avenue, 6th Floor, New York, New York 10017	Asset Management	Membership Interests	100%	$33,395,000	$33,395,000

Katonah III, Ltd. c/o Deutsche Bank (Cayman) Limited P.O. Box 1984 GT Elizabethan Square Georgetown Grand Cayman Cayman Islands	CDO Fund	Preferred Stock	23.08%	4,500,000	4,500,000

Katonah IV, Ltd. c/o Deutsche Bank (Cayman) Limited P.O. Box 1984 GT Elizabethan Square Georgetown Grand Cayman Cayman Islands	CDO Fund	Preferred Stock	17.14%	3,150,000	3,150,000

Katonah V, Ltd. c/o Deutsche Bank (Cayman) Limited P.O. Box 1984 GT Elizabethan Square Georgetown Grand Cayman Cayman Islands	CDO Fund	Preferred Stock	26.67%	3,320,000	3,320,000

Katonah VII CLO, Ltd. c/o Maples Finance Limited P.O. Box 1093 GT Queensgate House South Church Street Georgetown Grand Cayman Cayman Islands	CDO Fund	Subordinated Securities	16.36%	4,500,000	4,500,000

Katonah VIII CLO, Ltd. c/o Maples Finance Limited P.O. Box 1093 GT Queensgate House South Church Street Georgetown Grand Cayman Cayman Islands	CDO Fund	Subordinated Securities	10.30%	3,400,000	3,400,000

Subtotal	—	—	—	$52,265,000	$52,265,000

The following table sets forth information regarding the $200 million portfolio of investments that we will acquire with the proceeds of this offering.(3)

Name and Address of Portfolio Company	Nature of Its Principal Business	Type of Securities Held by Us	Terms of Loans to Portfolio Companies		Cost of Investment	Fair Value of Investment (2)
			Interest Rate LIBOR + %	Maturity
AGA Medical Corporation	Healthcare, Education and Childcare	Senior Secured 1st Lien Term Loan	2.25%	04/28/13	$1,997,494	$1,997,494

Atlantic Marine Holding Company	Cargo Transport	Senior Secured 1st Lien Term Loan	2.50%	08/02/13	2,000,000	2,000,000

Bankruptcy Management Solutions, Inc.	Diversified/Conglomerate Service	Senior Secured 1st Lien Term Loan	2.75%	07/31/12	2,000,000	2,000,000

Bay Point Re Limited	Insurance	Senior Secured 1st Lien Term Loan	4.50%	12/31/10	3,027,500	3,027,500

Capital Automotive REIT	Automobile	Senior Secured 1st Lien Term Loan	1.75%	12/16/10	4,035,000	4,035,000

Caribe Information Investments Incorporated	Printing and Publishing	Senior Secured 1st Lien Term Loan	2.25%	03/31/13	4,500,000	4,500,000

CST Industries, Inc.	Diversified/ Conglomerate Manufacturing	Senior Secured 1st Lien Term Loan	3.00%	08/31/13	1,000,000	1,000,000

Dayco Products LLC—(Mark IV)	Automobile	Senior Secured 2nd Lien Term Loan	5.75%	12/31/11	500,000	500,000

Delta Educational Systems, Inc.	Healthcare, Education and Childcare	Senior Secured 1st Lien Term Loan	3.50%	06/30/12	3,000,000	3,000,000

E.A. Viner International CO. (Oppenheimer)	Finance	Senior Secured 1st Lien Term Loan	2.75%	07/31/13	1,000,000	1,000,000

Flatiron Re Ltd.	Insurance	Senior Secured 1st Lien Term Loan	4.25%	12/29/10	5,985,000	5,985,000

Gentiva Health Services, Inc.	Healthcare, Education and Childcare	Senior Secured 1st Lien Term Loan	2.25%	03/31/13	2,000,000	2,000,000

Ginn LA Conduit Lender, Inc.	Buildings and Real Estate	Senior Secured 1st Lien Term Loan	3.00%	06/08/11	4,000,000	4,000,000

Ginn LA Conduit Lender, Inc.	Buildings and Real Estate	Senior Secured 2nd Lien Term Loan	7.00%	06/08/12	1,000,000	1,000,000

Name and Address of Portfolio Company	Nature of Its Principal Business	Type of Securities Held by Us	Terms of Loans to Portfolio Companies		Cost of Investment	Fair Value of Investment (2)
			Interest Rate LIBOR + %	Maturity
Gleason Works	Machinery (Non-Agriculture, Non-Construction, Non-Electronic)	Senior Secured 1st Lien Term Loan	2.50%	06/30/13	2,000,000	2,000,000

HealthSouth Corporation	Healthcare, Education and Childcare	Senior Secured 1st Lien Term Loan	3.25%	03/10/13	3,011,250	3,011,250

Intrapac Corporation	Containers, Packaging and Glass	Senior Secured 1st Lien Term Loan	3.00%	05/18/12	4,010,000	4,010,000

Intrapac Corporation	Containers, Packaging and Glass	Senior Secured 2nd Lien Term Loan	7.00%	05/18/13	1,000,000	1,000,000

LBREP/L-Suncal Master I LLC	Buildings and Real Estate	Senior Secured 1st Lien Term Loan	3.25%	01/19/10	4,015,000	4,015,000

LBREP/L-Suncal Master I LLC	Buildings and Real Estate	Senior Secured 2nd Lien Term Loan	7.25%	01/18/11	2,015,000	2,015,000

LPL Holdings, Inc.	Finance	Senior Secured 1st Lien Term Loan	3.25%	06/28/13	3,041,250	3,041,250

LSP Kendall Energy, LLC	Utilities	Senior Secured 1st Lien Term Loan	2.00%	10/07/13	1,995,000	1,995,000

Metaldyne Corporation	Automobile	Senior Secured 1st Lien Term Loan	4.50%	12/31/09	2,040,000	2,040,000

Mirant North America, LLC	Utilities	Senior Secured 1st Lien Term Loan	1.75%	01/03/13	4,029,900	4,029,900

Murray Energy Corporation	Mining, Steel, Iron and Non-Precious Metals	Senior Secured 1st Lien Term Loan	3.00%	01/28/10	2,025,000	2,025,000

Northeast Biofuels, LLC	Farming and Agriculture	Senior Secured 1st Lien Term Loan	3.25%	06/30/13	1,377,805	1,377,805

Northeast Biofuels, LLC	Farming and Agriculture	Synthetic Letter of Credit	3.25%	06/30/13	639,695	639,695

PAS Technologies Inc.	Aerospace and Defense	Senior Secured 1st Lien Term Loan	3.25%	06/30/11	4,962,500	4,962,500

Name and Address of Portfolio Company	Nature of Its Principal Business	Type of Securities Held by Us	Terms of Loans to Portfolio Companies		Cost of Investment	Fair Value of Investment (2)
			Interest Rate LIBOR + %	Maturity
Primus International Inc.	Aerospace and Defense	Senior Secured 1st Lien Term Loan	2.50%	06/07/12	3,500,000	3,500,000

Sorenson Communications, Inc.	Electronics	Senior Secured 1st Lien Term Loan	3.00%	08/31/13	4,000,000	4,000,000

Standard Steel, LLC	Cargo Transport	Senior Secured 1st Lien Term Loan	2.50%	06/30/12	4,000,000	4,000,000

Standard Steel, LLC	Cargo Transport	Senior Secured 2nd Lien Term Loan	6.00%	06/30/13	1,000,000	1,000,000

Stratus Technologies, Inc.	Electronics	Senior Secured 1st Lien Term Loan	3.00%	03/29/11	2,012,500	2,012,500

Thermal North America, Inc.	Utilities	Senior Secured 1st Lien Term Loan	1.75%	10/12/13	4,025,000	4,025,000

TLC Funding Corp.	Healthcare, Education and Childcare	Senior Secured 1st Lien Term Loan	3.00%	05/19/12	4,000,000	4,000,000

Water Pik Technologies, Inc.	Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured 1st Lien Term Loan	2.25%	06/30/13	1,000,000	1,000,000

Water Pik Technologies, Inc.	Personal and Non Durable Consumer Products (Mfg. Only)	Senior Secured 2nd Lien Term Loan	6.50%	12/31/13	2,512,500	2,512,500

WM. Bolthouse Farms, Inc.	Beverage, Food and Tobacco	Senior Secured 1st Lien Term Loan	2.50%	12/16/12	3,030,000	3,030,000

Wolf Hollow I, LP	Utilities	Senior Secured 2nd Lien Term Loan	4.50%	12/22/12	2,686,592	2,686,592

Subtotal	—	—	—	—	$103,973,986	$103,973,986

Grand Total	—	—	—	—	$156,477,343	$156,477,343

(1)	Assumes an initial public offering price of $15 per share, the mid-point of the initial public offering price range shown on the cover page of this prospectus
(2)	Reflects the fair market value of all existing investments as of , 2006, as determined by our Board of Directors, based on the recommendations of the Valuation Committee of the Board of Directors.
(3)	We expect that this portfolio of investments will consist of $200 million in aggregate principal amount of loans as of the completion of this offering.

MANAGEMENT

Our business and affairs is managed under the direction of our Board of Directors. Our Board of Directors will elect our officers who will serve at its discretion. In connection with our election to be regulated as a BDC, we will establish our Board of Directors initially with seven members, three of whom will be “interested persons” as defined in Section 2(a)(19) of the 1940 Act and four of whom will not be interested persons and whom we refer to as our independent directors.

Directors, Executive Officers and Key Employees

Upon consummation of the Restructuring, our executive officers, directors and key employees and their positions will be as set forth below. The address for each executive officer, director and key employee will be c/o Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017.

Name	Age	Position
Independent Directors (1):

Non-Independent Directors:
Christopher Lacovara (2)	41	Chairman
James A. Kohlberg (2)	48	Vice Chairman
Samuel P. Frieder (2)	42	Director

Executive Officers
Dayl W. Pearson	52	Chief Executive Officer
R. Jon Corless	54	Chief Investment Officer

Key Employees
E.A. Kratzman		Managing Director of Katonah Debt Advisors
David J. Duncan		Principal and Portfolio Manager of Katonah Debt Advisors
Philip E. Theoharides		Principal and Portfolio Manager of Katonah Debt Advisors

(1)	Prior to our election to be regulated as a BDC, we will appoint additional persons who are not interested persons, as defined in section 2(a)(19) of the 1940 Act, to serve on our Board of Directors.
(2)	Messrs. Lacovara, Kohlberg and Frieder are interested persons, as defined in section 2(a)(19) of the 1940 Act, because they are officers of the company.

Prior to completion of this offering, we expect to hire a chief financial officer.

The following is a summary of certain biographical information concerning our directors, executive officers and key employees:

Independent Directors

Non-Independent Directors

Christopher Lacovara, Chairman

Mr. Lacovara joined Kohlberg & Co. in 1988 and was named Principal in 1995 and co-managing partner in 2006. During his tenure at Kohlberg & Co., Mr. Lacovara has been responsible for investing more than $500 million in more than 25 leveraged buyouts and add-on acquisitions. From 1987 to 1988, he was an Associate in the Mergers and Acquisitions Department at Lazard Freres & Company. Prior to that he was a Financial Analyst in the Corporate Finance Department of Goldman, Sachs & Co. Mr. Lacovara received a B.A. in History from

Harvard College, a Bachelor of Engineering & Science from Hofstra University and a Master of Science, Civil Engineering from Columbia University. Mr. Lacovara serves on the board of directors of a number of private companies as well as the Management Committee of Katonah Debt Advisors. Mr. Lacovara also serves on the board of directors of Katy Industries, Inc., Schawk, Inc. and Stanadyne Corp.

James A. Kohlberg, Vice Chairman

Mr. Kohlberg is a co-founder and co-managing partner of Kohlberg & Co. Mr. Kohlberg has over 22 years experience in the buyout profession and from 1984 to 1987, was with KKR. Prior to joining KKR he was employed by Merrill Lynch & Co. Mr. Kohlberg received a B.A. from Golden Gate University and an M.B.A. from New York University. Mr. Kohlberg serves on the board of directors of numerous private companies, as well as the Management Committee of Katonah Debt Advisors. Mr. Kohlberg also serves on the board of directors of Katy Industries, Inc., Schawk, Inc. and Stanadyne Corp.

Samuel P. Frieder, Director

Mr. Frieder joined Kohlberg & Co. in 1989 and became a Principal in 1995 and co-managing partner in 2006. From 1988 to 1989 he was a senior associate in the Capital Funding Group at Security Pacific Business Credit. Prior to that, he was a senior real estate analyst at Manufacturers Hanover Trust Company. Mr. Frieder received an A.B. from Harvard College. Mr. Frieder serves on the board of directors of a number of private companies as well as on the Management Committee of Katonah Debt Advisors. Mr. Frieder also serves on the board of directors of Katy Industries, Inc. and Stanadyne Corp.

Executive Officers

Dayl W. Pearson, Chief Executive Officer

Mr. Pearson has more than 25 years of banking experience and has focused primarily on middle market credit intensive transactions, completing over $7 billion of financings over the past 15 years. From 1997 to 2006, he was a Managing Director at CIBC in the Leveraged Finance and Sponsor Coverage Group specializing in middle market debt transactions. Mr. Pearson was responsible for originating and executing more than $3 billion of transactions including senior loans, high-yield securities, mezzanine investments and equity co-investments. Prior to joining CIBC, Mr. Pearson was instrumental in developing the middle market leveraged finance business of IBJ Schroder from 1992 through 1997. In 1995, he became responsible for the entire $500 million leveraged finance portfolio and was involved in approving all new senior and mezzanine commitments. Previously, he was a senior lending officer in First Fidelity Bank’s middle market lending group primarily focused on restructurings and prior to that Mr. Pearson invested in distressed securities. Mr. Pearson began his career at Chase Manhattan Bank after receiving a B.A. from Claremont Men’s College and an M.B.A. from the University of Chicago.

R. Jon Corless, Chief Investment Officer

Mr. Corless joined Katonah Debt Advisors in 2006 as part of its middle market team. Mr. Corless has over 30 years of experience in high-yield and leveraged credits. Prior to joining Katonah Debt Advisors, Mr. Corless was a Credit Risk Manager for Trimaran Debt Advisors, a CDO manager. Prior to joining Trimaran Debt Advisors, Mr. Corless spent 15 years as a Senior Credit Risk Manager for CIBC with risk management responsibility for media and telecommunications, high-yield, middle market, and mezzanine loan portfolios. Before joining CIBC, Mr. Corless worked at Banc of America Securities LLC in Corporate Finance and at Bankers Trust Company. Mr. Corless received a B.A. from Wesleyan University.

Key Employees

E.A. Kratzman, Managing Director of Katonah Debt Advisors

Mr. Kratzman has primary responsibility for the overall management and direction of the business activities of Katonah Debt Advisors since May 2005. Mr. Kratzman oversees portfolio management, trading, structuring, analytics and operations at Katonah Debt Advisors and serves as chairman of the Investment Committee. Mr. Kratzman has previously been at Rabobank International in New York where he was the Head of CLO Management. Prior to that he was employed at First Union’s Institutional Debt Management Group (IDM),

where as Head of Portfolio Management and one of three co-founders, he was responsible for the development and execution of portfolio investment strategies as well as the management of portfolio management personnel. Mr. Kratzman has over nine years of experience in CDOs/CLOs across 17 funds totaling in excess of $5 billion. Prior to IDM, Mr. Kratzman was with Societe Generale, New York where he had, among other responsibilities, the senior credit signature for all real estate and leveraged finance transactions. Prior to joining Societe Generale in 1997, Mr. Kratzman was co-Head of the Asset Recovery Group at Deutsche Morgan Grenfell in New York. From 1985 to 1996, Mr. Kratzman was employed by Westpac Banking Corporation, both in New York and London, where he held numerous positions, including founding and managing its Southeast Corporate Banking Group and Real Estate Finance Group, and managing the Workout Division of Westpac Banking Corporation. From 1993 to 1997, Mr. Kratzman was Senior Vice President and Chief Credit Officer for the Americas Division. Mr. Kratzman has over 30 years of leveraged finance experience, including extensive workout experience and has successfully completed the Citibank Credit Training Program. He holds a B.A. from Hobart College and an M.B.A. in finance from Rutgers University, and is a graduate of the Executive Management Program at J.L. Kellogg Graduate School of Management.

David J. Duncan, Principal and Portfolio Manager of Katonah Debt Advisors

Mr. Duncan, the Co-Portfolio Manager of the Structured Products Fund at Katonah Debt Advisors, has approximately 25 years of experience in corporate and structured finance. Mr. Duncan was previously a Managing Principal of Redan Capital Advisors LLC (“Redan”), which offered structuring and capital raising services in the area of structured finance. Prior to founding Redan, Mr. Duncan was a Managing Director and Head of Origination and Structuring for CIBC’s U.S. Asset Securitization Group, which managed four asset backed commercial paper conduits and also was co-Head of the CDO group that completed 50 CDO transactions and raised close to $35 billion in debt and equity capital. Mr. Duncan was also responsible for managing CIBC’s approximately $2.5 billion CDO debt portfolio and its $450 million CDO equity portfolio. Prior to joining CIBC, Mr. Duncan spent 10 years in Citicorp’s securitization group focusing on the origination and structuring of a wide variety of transactions and asset types. Mr. Duncan is a Chartered Accountant and worked in the audit practice of Touche Ross & Co. as well as relationship banking at The Bank of Montreal. Mr. Duncan has a B.Comm (Hons) degree from the University of Manitoba.

Philip E. Theoharides, Principal and Portfolio Manager of Katonah Debt Advisors

Philip Theoharides, the Co-Portfolio Manager of the Structured Products Fund at Katonah Debt Advisors, has more than 20 years of corporate and structured finance experience. For two years prior to joining Katonah Debt Advisors in 2006, Mr. Theoharides was the Managing Principal of August Christian Capital Advisors LLC, a structured finance advisory firm, where he completed over $250 million in structured transactions. During 2002 and 2003, Mr. Theoharides was the Chief Operating Officer of Katonah Capital, the predecessor to Katonah Debt Advisors. From 1996 to 2002, Mr. Theoharides was a senior vice president at GE Capital where he implemented a CDO investment strategy and managed a portfolio of over $2 billion. For six years prior to that, Mr. Theoharides was a team leader in the structuring and management of over $5 billion in securitization transactions at Capital Markets Assurance Corporation. Mr. Theoharides began his career at National Westminster BankUSA and Chemical Bank. Mr. Theoharides received a B.S. from Skidmore College.

Board of Directors

Prior to the completion of this offering, the number of directors constituting our Board of Directors will be fixed at seven directors.

Our Board of Directors is divided into three classes. One class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2007, a second class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2008, and a third class holds office initially for a term expiring at the annual meeting of stockholders to be held in 2009. Each director holds office for the term to which he or she

is elected and until his or her successor is duly elected and qualifies. Mr. Lacovara’s current term expires in             , Mr. Kohlberg’s term expires in              and Mr. Frieder’s term expires in             . At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualify.

Compensation of Directors

As compensation for serving on our Board of Directors, each of our independent directors receives an annual fee of $             and an additional $             per meeting attended. Employee directors and non-independent directors will not receive compensation for serving on our Board of Directors. Independent directors who serve on board committees will receive cash compensation in addition to the compensation they receive for service on our Board of Directors. The chairperson of each committee of our Board of Directors receives an additional $             per year and all committee members receive an additional $             for each committee meeting they attend. In addition, we will reimburse our directors for their reasonable out-of-pocket expenses incurred in attending meetings of the Board of Directors.

In connection with this offering, we expect to apply for exemptive relief from the SEC to permit us to grant options to purchase our common stock to our independent directors as a portion of their compensation for service on our Board of Directors. If the SEC grants us such exemptive relief, we expect that the annual fee paid to each of our independent directors will be reduced to $             per year and the compensation paid to the chairperson of each committee will be reduced to $             per year.

Committees of the Board of Directors

Audit Committee. Our Board of Directors has established an Audit Committee. The Audit Committee is comprised of             , each of whom is an independent director and satisfies the independence requirements for purposes of The NASDAQ Global Market listing standards.              serves as chairman of the Audit Committee. The Audit Committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls.

Valuation Committee. Our Board of Directors has established a Valuation Committee. The Valuation Committee is comprised of             , each of whom is an independent director.              serves as chairman of the Valuation Committee. The Valuation Committee is responsible for reviewing and recommending to the full board the fair value of debt and equity securities that are not publicly traded. The Valuation Committee may utilize the services of an independent valuation firm in arriving at fair value of these securities.

Compensation Committee. Our Board of Directors has established a Compensation Committee. The Compensation Committee is comprised of             , each of whom is an independent director and satisfies the independence requirements for purposes of The NASDAQ Global Market listing standards.              serves as chairman of the Compensation Committee. The Compensation Committee determines compensation for our executive officers, in addition to administering our Equity Incentive Plan, which is described below.

Nominating and Corporate Governance Committee. Our Board of Directors has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of             , each of whom is an independent director and satisfies the independence requirements for purposes of The NASDAQ Global Market listing standards.              serves as chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will nominate candidates to the Board of Directors for consideration for election as directors to the Board of Directors.

The Nominating and Corporate Governance Committee will consider nominees that are submitted in accordance with the procedures by which shareholders may communicate with the board of directors. Pursuant to those procedures, shareholders must submit a recommendation for nomination in a signed writing addressed to the attention of the Board of Directors, c/o Secretary, Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017. This written communication must (1) be signed by the shareholder, (2) include the name and address of the shareholder and (3) identify the number of shares held by the shareholder as of a recent date or the intermediary through which the shares are held. The recommendation must contain sufficient background information concerning the recommended director candidate to enable a proper judgment to be made as to the candidate’s qualifications, which may include:

Compensation of Executive Officers

We were formed in August 2006 and, as a result, we did not pay compensation during 2005. The following table sets forth information regarding the compensation expected to be earned by our directors and our three highest paid executive officers in all capacities during the fiscal year ending December 31, 2007.

As compensation for serving on our Board of Directors, each of our independent directors will receive an annual fee of $            . Non-independent directors will not receive compensation for serving on the board. Each chairperson of a board committee that is an independent director will receive an annual fee of $             for each committee he or she chairs. The independent directors will also receive a fee of $             for each board meeting they attend and $             for each committee meeting they attend. In addition, we will reimburse our directors for their reasonable out-of-pocket expenses incurred in attending board and committee meetings.

No compensation will be paid to directors, in their capacity as such, who are non-independent directors.

Summary Compensation Table

Name	Aggregate Compensation from the Company (1)	Pension or Retirement Benefits Accrued as Part of Company Expenses (2)	Securities Expected to be Granted	Directors’ Fees by the Company (3)
Non-Independent Directors:
Christopher Lacovara
James A. Kohlberg
Samuel P. Frieder

Executive Officers
Dayl W. Pearson
R. Jon Corless

(1)	We were formed in August 2006, and no compensation was paid in the fiscal year ended December 31, 2005. Amounts shown reflect our estimate of aggregate compensation to be paid in the fiscal year ending December 31, 2007. As of , we had paid aggregate compensation of to , respectively.
(2)	We do not have a bonus, profit sharing or retirement plan, and directors do not receive any pension or retirement benefits.
(3)	Consists only of directors’ fees we estimate paying in 2007. Such fees are also included in the column titled “Aggregate Compensation from the Company.”

Compensation of Portfolio Management Employees

The compensation of our Investment Committee, consisting of Christopher Lacovara, Samuel P. Frieder, Dayl W. Pearson, R. Jon Corless and E.A. Kratzman, is determined by the Compensation Committee of our Board of Directors. The Investment Committee is compensated in the form of annual salaries, annual cash bonuses based on performance measured against specific goals and long-term compensation in the form of stock option grants. The compensation program is designed so that a substantial portion of each member of the Investment Committee’s compensation is dependent upon the performance of our portfolio of investments and our profitability.

Salaries and Annual Bonus

The Compensation Committee of our Board of Directors meets with our CEO to receive his recommendations regarding the salary and annual bonus for each member of the Investment Committee other than the CEO. The committee also considers the recent performance of our portfolio of investments and our profitability in light of general economic and competitive conditions. Based on this information and any other considerations it deems relevant, the Compensation Committee sets salaries and annual bonus guidelines in its sole discretion.

Long Term Compensation

Long-term performance-based compensation generally includes stock option grants under our Equity Incentive Plan. Stock option grants to each Investment Committee member are based on criteria established by the Compensation Committee, including responsibility level, salary level, committee member performance, overall investment portfolio performance and overall profitability.

Option Grants in Last Fiscal Year

There are no options currently outstanding on our capital stock. Please see the “Summary Compensation Table” for a description of options we intend to grant to our directors and named executive officers.

Equity Incentive Plan

Our Board of Directors and our current stockholders have approved our Equity Incentive Plan, for the purpose of attracting and retaining the services of executive officers, directors and other key employees. Under our Equity Incentive Plan, our Compensation Committee may award incentive stock options (“ISOs”) within the meaning of Section 422 of the Code to employees, and nonstatutory stock options to employees and directors.

Under the Equity Incentive Plan, we have authorized for issuance up to              shares of common stock. Participants in the Equity Incentive Plan may receive awards of options to purchase our common stock, as determined by our Compensation Committee. Options granted under the Equity Incentive Plan generally may be exercised for a period of no more than ten years from the date of grant. Unless sooner terminated by our Board of Directors, the Equity Incentive Plan will terminate on the tenth anniversary of its adoption and no additional awards may be made under the Equity Incentive Plan after that date. The Equity Incentive Plan provides that all awards granted under the plan are subject to modification as required to ensure that such awards do not conflict with the requirements of the 1940 Act applicable to us.

Options granted under the Equity Incentive Plan will entitle the optionee, upon exercise, to purchase shares of common stock from us at a specified exercise price per share. ISOs must have a per share exercise price of no less than the fair market value of a share of common stock on the date of the grant or, if the optionee owns or is treated as owning (under Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of our stock, 110% of the fair market value of a share of stock on the date of the grant. Nonstatutory stock options granted under the Equity Incentive Plan must have a per share exercise price of no less than the fair market value of a share of stock on the date of the grant. Options will not be transferable other than by laws of descent and distribution, or in the case of nonstatutory stock options, by gift, and will generally be exercisable during an optionee’s lifetime only by the optionee.

Our Compensation Committee administers the Equity Incentive Plan and has the authority, subject to the provisions of the Equity Incentive Plan, to determine who will receive awards under the Equity Incentive Plan and the terms of such awards. Our Compensation Committee will be required to adjust the number of shares available for awards, the number of shares subject to outstanding awards and the exercise price for awards following the occurrence of events such as stock splits, dividends, distributions and recapitalizations. The exercise price of an option may be paid in the form of shares of stock that are already owned by such optionholder.

Upon specified covered transactions (as defined in the Equity Incentive Plan), all outstanding awards under the Equity Incentive Plan may either be assumed or substituted for by the surviving entity. If the surviving entity does not assume or substitute similar awards, the awards held by the participants will be accelerated in full and then terminated to the extent not exercised prior to the covered transaction.

Awards under the Equity Incentive Plan will be granted to our executive officers and other employees as determined by our Compensation Committee at the time of each issuance. In connection with this offering, we expect that our Compensation Committee will approve the grant of:

•	options to purchase an aggregate of shares of common stock to our officers and employees other than Messrs. Pearson, Corless and Kratzman;

•	an option to Mr. Pearson to purchase shares of common stock;

•	an option to Mr. Corless to purchase shares of common stock;

•	an option to Mr. Kratzman to purchase shares of common stock;

The exercise price per share for all such options will be equal to the public offering price of our common stock in this offering. Including the foregoing anticipated grants, the outstanding options granted to our executive officers and other employees will represent approximately     % of our fully-diluted equity capitalization following completion of this offering. We expect that, subject to compliance with applicable regulations governing BDCs, we will grant additional awards to our officers and employees following the closing of this offering. The options granted to our executive officers and employees in connection with this offering (including those granted following the closing of this offering described in the preceding sentence) will generally vest over          years. We expect that, subject to our receipt of exemptive relief from the SEC, we will grant options to our independent directors which will generally vest over              years.

Under current SEC rules and regulations applicable to BDCs, a BDC may not grant options to directors who are not officers or employees of the BDC. In connection with this offering, we expect to apply for exemptive relief from the SEC to permit us to grant options to purchase shares of our common stock to our independent directors as a portion of their compensation for service on our Board of Directors. Similarly, under the 1940 Act, BDCs cannot issue stock for services. In connection with this offering, we expect to apply for exemptive relief from the SEC to permit us to grant restricted stock or other non-option stock-based compensation in exchange for or in recognition of services. We cannot provide any assurance that we will receive the exemptive relief from the SEC in either case.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We have entered into a License and Referral Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. has licensed to us, on a royalty free basis, the right to use the Kohlberg name. This agreement is terminable by Kohlberg & Co. at any time following the fifth anniversary of the date of the agreement and in specified other circumstances.

In addition, our License and Referral Agreement with Kohlberg & Co. provides that Kohlberg & Co. will grant us a right of first refusal on equity investment opportunities that have been made available to Kohlberg & Co. that Kohlberg & Co. has determined, in its sole discretion, are not appropriate for it or any investment fund managed by Kohlberg & Co. or any of its affiliates (generally as a result of the small size or non-control nature of the investment).

We have entered into a Transition Services Agreement with Kohlberg & Co. pursuant to which Kohlberg & Co. will continue to provide accounting services, cash management and budgeting services, tax services, internal legal services, payroll administration and other human resource services and intellectual technology services for a period of up to six months from the date of this offering. In addition, under this agreement and during this period, Kohlberg & Co. will continue the participation of our employees in Kohlberg & Co.’s medical, dental, retirement and other benefit plans until they can be transitioned to similar plans of the Company and will continue to maintain the participation of the Company in Kohlberg & Co. insurance programs until the Company has established its own insurance programs. Kohlberg & Co. will not receive any fees under the Transition Services Agreement and will receive only a reimbursement of expenses incurred in connection with providing these services.

We have entered into an Assignment and Assumption Agreement with Katonah Capital pursuant to which we have assumed all of Katonah Capital’s rights and obligations under the lease agreement for our principal headquarters at 295 Madison Avenue, 6th Floor, New York, New York 10017. In connection with this assignment and assumption of the lease, we have issued a letter of credit to the lessor which replaces a letter of credit previously issued by Kohlberg & Co. under the original lease.

Immediately following completion of this offering, certain entities and affiliates of Kohlberg & Co. will own an aggregate of     % of our outstanding common stock. See “Restructuring.”

We will use the net proceeds of this offering to acquire a portfolio of approximately $200 million in aggregate principal amount of first and second lien loans that were originated during 2006 by Katonah Debt Advisors’ middle market lending group and are held by a special purpose vehicle organized by Katonah Debt Advisors. These loans will be acquired by us for cash at their cost of acquisition by such special purpose vehicle. The purchase of these loans was financed with a credit facility provided by an affiliate of one of the underwriters in this offering and the proceeds that we will pay to the special purpose vehicle in order to acquire these loans will be used by that entity to repay the facility.

Under the 1940 Act we will not be permitted to invest in any portfolio company in which Kohlberg & Co. or any affiliate has a pre-existing investment unless we obtain SEC exemptive relief.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering, we will have              shares of common stock outstanding, all of which will be beneficially owned by the stockholders listed in the table below. At that time, we will have no other shares of capital stock outstanding. After this offering, no person will be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth, as of                      information with respect to the beneficial ownership of our common stock by:

•	each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•	each of our directors and each executive officers; and

•	all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of              are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. Percentage of beneficial ownership is based on (i)              shares of common stock outstanding as of             , and (ii)              shares of common stock to be outstanding after the offering.

Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by spouses under applicable law, and maintains an address of c/o Kohlberg Capital Corporation, 295 Madison Avenue, 6th Floor, New York, New York 10017.

Shares of Common Stock Beneficially Owned
Name and Address	Number of Shares	Percentage of Class Before Offering	Percentage of Class After Offering	Dollar Range of Equity Securities
Principal Stockholders:

Directors and Executive Officers:

James A. Kohlberg

Christopher Lacovara

Samuel P. Frieder

Dayl W. Pearson

R. Jon Corless

Directors and Executive Officers as a Group

DETERMINATION OF NET ASSET VALUE

We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.

At             , approximately              of our total assets were invested in portfolio companies, which are recorded at fair value. Value, as defined in Section 2(a)(41) of 1940 Act, is (1) the market price for those securities for which a market quotation is readily available and (2) for all other securities and assets, fair value as determined in good faith by our Board of Directors, based on the recommendations of the Valuation Committee of the Board of Directors. Our quarterly valuation process begins with each portfolio company or investment being initially valued by the investment professionals responsible for the portfolio investment. Preliminary valuation conclusions will then be documented and discussed with our senior management. The Valuation Committee of our board of directors will review these preliminary valuations and make recommendations to our Board of Directors. Where appropriate, the Valuation Committee may utilize an independent valuation firm selected by the Board of Directors. The Board of Directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the recommendations of the Valuation Committee.

Since there is typically no readily available market value for the investments in our portfolio, we value substantially all of our investments at fair value. Because of the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments determined under our procedures may differ significantly from the values that would have been used had a ready market existed for the investments, and the differences could be material.

There is no single standard for determining fair value. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment. Unlike banks, we are not permitted to provide a general reserve for anticipated loan losses. Instead, we must determine the fair value of each individual investment on a quarterly basis. We will record unrealized depreciation on investments when we believe that an investment has decreased in value, including where collection of a loan or realization of an equity security is doubtful. Conversely, we will record unrealized appreciation if we believe that as a result our investment has appreciated in value, for example, because the underlying portfolio company has appreciated in value.

As a BDC, we invest primarily in illiquid securities, including loans to and warrants of private companies and interests in other illiquid securities, such as interests in the underlying CDO Funds. Our investments are generally subject to restrictions on resale and generally have no established trading market. Because of the type of investments that we make and the nature of our business, our valuation process requires an analysis of various factors. Our valuation methodology includes the examination of, among other things, the underlying investment performance, financial condition and market changing events that impact valuation.

With respect to private debt and equity investments, each investment is valued using industry valuation benchmarks, and, where appropriate, such as valuing private warrants, the input value in our valuation model may be assigned a discount reflecting the illiquid nature of the investment and our minority, non-control position. When a qualifying external event such as a significant purchase transaction, public offering or subsequent loan or warrant sale occurs, the pricing indicated by the external event will be considered in determining our private debt or equity valuation. Securities that are traded in the over-the-counter market or on a stock exchange generally will be valued at the prevailing bid price on the valuation date. However, restricted or thinly traded public securities may be valued at discounts from the public market value due to the restrictions on sale.

Our CDO Investments are carried at fair value, which is based on a discounted cash flow model that utilizes prepayment and loss assumptions based on historical experience and projected performance, economic factors, the characteristics of the underlying cash flow and comparable yields for similar bonds and preferred shares/income notes, when available. We recognize unrealized appreciation or depreciation on our CDO Investments as comparable yields in the market change and/ or based on changes in estimated cash flows resulting from changes in prepayment or loss assumptions in the underlying collateral pool. As each CDO Investment ages, the expected amount of losses and the expected timing of recognition of such losses in the underlying collateral pool is updated and the revised cash flows are used in determining the fair value of the CDO Investment. We determine the fair value of our CDO Investments on an individual security-by-security basis.

DIVIDEND REINVESTMENT PLAN

We will adopt a dividend reinvestment plan that provides for reinvestment of our distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our Board of Directors authorizes, and we declare, a cash dividend, then our stockholders who have not “opted out” of our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends.

No action will be required on the part of a registered stockholder to have their cash dividend reinvested in shares of our common stock. A registered stockholder may elect to receive an entire dividend in cash by notifying             , the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for dividends to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than ten days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the dividend payable to such stockholder by the market price per share of our common stock at the close of regular trading on The NASDAQ Global Market on the dividend payment date. Market price per share on that date will be the closing price for such shares on The NASDAQ Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $             transaction fee plus a              per share brokerage commission from the proceeds.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at             , by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at              or by calling the plan administrator at             .

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at              or by telephone at             .

REGULATION

The following discussion is a general summary of some of the material prohibitions and restrictions governing BDCs generally. It does not purport to be a complete description of all the laws and regulations affecting BDCs.

A BDC is a unique kind of investment company that primarily focuses on investing in or lending to private companies and making managerial assistance available to them. A BDC provides stockholders with the ability to retain the liquidity of a publicly traded stock, while sharing in the possible benefits of investing in emerging-growth or expansion-stage privately-owned companies. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their directors and officers and principal underwriters and certain other related persons and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of our outstanding voting securities. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of (i) 67% or more of such company’s shares present at a meeting or represented by proxy if more than 50% of the outstanding shares of such company are present or represented by proxy or (ii) more than 50% of the outstanding shares of such company.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, or “qualifying assets,” unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

•	Securities of an “eligible portfolio company” purchased in transactions not involving any public offering. An “eligible portfolio company” is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly-owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	satisfies any of the following:

(i)	does not have outstanding any class of securities with respect to which a broker or dealer may extend margin credit;

(ii)	is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

(iii)	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

•	Securities of any eligible portfolio company that we control;

•	Securities purchased in a private transaction from a U.S. issuer that is not an investment company and is in bankruptcy and subject to reorganization;

•	Securities received in exchange for or distributed on or with respect to securities described above, or pursuant to the conversion of warrants or rights relating to such securities; and

•	Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

See “Risk Factors—If our primary investments are not deemed to be qualifying assets, we could fail to qualify as a BDC or be precluded from investing according to our current business strategy” above for a discussion of the possible impact of the Federal Reserve’s 1998 amendments to its margin rules on the definition of “eligible portfolio company.”

Significant Managerial Assistance

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above. However, to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available significant managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company through monitoring of portfolio company operations, selective participation in board and management meetings, consulting with and advising a portfolio company’s officers or other organizational or financial guidance.

Temporary Investments

Pending investment in other types of qualifying assets, as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that at least 70% of our assets are qualifying assets. Typically, we will invest in U.S. treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests imposed on us by the Code to qualify for tax treatment as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. We will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities; Coverage Ratio

We will be permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any dividend distribution to our stockholders or the repurchase of certain of our securities, unless we meet the applicable asset coverage ratios at the time of the dividend distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes. For a discussion of the risks associated with the resulting leverage, see “Risk Factors—If we incur additional debt, it could increase the risk of investing in our Company.”

Code of Ethics

We will adopt and maintain a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to the code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. Our code of ethics will generally not permit investments by our employees in securities that may be purchased or held by us. We may be prohibited under the 1940 Act from conducting certain transactions with our affiliates without the prior approval of our directors who are not interested persons and, in some cases, the prior approval of the SEC. For information on how to obtain a copy of the code of ethics, see “Available Information.”

Privacy Principles

We are committed to maintaining the privacy of our stockholders and safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although some non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary to service stockholder accounts, such as to a transfer agent.

We restrict access to non-public personal information about our stockholders to our employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

Proxy Voting Policies and Procedures

Although most of the securities we hold will not be voting securities, we expect that some of our investments will entitle us to vote proxies. We vote proxies relating to our portfolio securities in the best interest of our stockholders. We review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by us. Although we generally vote against proposals that we believe may have a negative impact on our portfolio securities, we may vote for such a proposal if we believe there exists a compelling long-term reason to do so.

Our proxy voting decisions are made by our investment committee, which is responsible for monitoring each of our investments. To ensure that our vote is not the product of a conflict of interest, we require that (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal to reduce any attempted influence from interested parties.

Other

We will be periodically examined by the SEC for compliance with the 1940 Act.

We will not “concentrate” our investments, that is, invest 25% or more of our assets in any particular industry (determined at the time of investment).

We will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from indemnifying any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We are required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We will designate             , our              to be our Chief Compliance Officer to be responsible for administering these policies and procedures.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, regulated investment companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code. The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as in effect as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service (the “IRS”) regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets in which we do not currently intend to invest.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock who is for federal income tax purposes:

•	a citizen or individual resident of the United States including an alien individual who is a lawful permanent resident of the United States or meets the “substantial presence” test in Section 7701(b) of the Code;

•	a corporation or other entity taxable as a corporation, for federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof;

•	a trust over which a court in the U.S. has primary supervision over its administration or over which U.S. persons have control; or

•	an estate, the income of which is subject to federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is neither a U.S. stockholder nor a partnership for federal income tax purposes. If a partnership (including an entity treated as a partnership for federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder who is a partner of a partnership holding shares of our common stock should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock. Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a Regulated Investment Company

As a BDC, we intend to elect to be treated as a RIC under Subchapter M of the Code commencing with our first taxable year as a corporation. As a RIC, we generally will not have to pay corporate-level taxes on any income or gains that we distribute to our stockholders as dividends. To qualify for tax treatment as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain the federal income tax benefits allowable to RICs, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally the sum of our net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

For any taxable year in which we qualify as a RIC and satisfy the Annual Distribution Requirement, we generally will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., net realized long-term capital gains in excess of net realized short-term capital losses) we distribute to stockholders with respect to that year. We will be subject to federal income tax at the regular corporate rates on any net ordinary income or capital gain not distributed (or deemed distributed) to our stockholders. As a RIC, we will be subject to a 4% nondeductible federal excise tax on certain net taxable undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98% of our capital gain net income for the 1-year period ending October 31 in that calendar year and (3) any net income realized, but not distributed, in the preceding year. We will not be subject to excise taxes on amounts on which we are required to pay corporate income tax (such as retained net capital gains). We currently intend to make sufficient distributions each taxable year and/or pay sufficient corporate income tax to avoid any excise tax liability, although we reserve the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the payment of an excise tax amount that we deem to be de minimis). In order to effectively manage our regulatory requirements, our portfolio company, Katonah Debt Advisors, may, from time to time, organize and conduct its business through wholly-owned subsidiaries which may be taxable as corporations.

To qualify for tax treatment as a RIC for federal income tax purposes, in addition to satisfying the Annual Distribution Requirement, we must, among other things:

•	have in effect at all times during each taxable year an election to be regulated as a BDC under the 1940 Act;

•	derive in each taxable year at least 90% of our gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities and (b) net income derived from an interest in a “qualified publicly traded partnership;” and

•	diversify our holdings so that at the end of each quarter of the taxable year: at least 50% of the value of our assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of such issuer; and no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of (a) one issuer, (b) securities of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (c) securities of one or more “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount. We could also be subject to a federal income tax (including interest charges) on distributions received from investments in passive foreign investment companies “PFICs” (defined below) or on proceeds received from the disposition of shares in PFICs, which tax cannot be eliminated by making distributions to our shareholders. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. If we are in a position to treat and so treat such a PFIC as a “qualified electing fund” (“QEF”) we will be required to include our share of the company’s income and net capital gain annually, regardless of whether we receive any distribution from the company. Alternately, we may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though we had sold and repurchased our holdings in those PFICs on the last day of our taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed for us to avoid taxation.

We are authorized to borrow funds and to sell assets to satisfy the Annual Distribution Requirement and to avoid any excise tax liability. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities; Coverage Ratio.” Moreover, our ability to dispose of assets to meet the Annual Distribution Requirement and to avoid any excise tax liability may be limited by (1) the illiquid nature of our portfolio, or (2) other requirements relating to our tax treatment as a RIC, including the Diversification Tests. If we dispose of assets to meet the Annual Distribution Requirements and to avoid any excise tax liability, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant. Our transactions in options, futures contracts, hedging transactions and forward contracts will be subject to special tax rules, the effect of which may be to accelerate income to us, defer losses, cause adjustments to the holding periods of our investments, convert long-term capital gains into short-term capital gains, convert short-term capital losses into long-term capital losses or have other tax consequences. These rules could affect the amount, timing and character of distributions to stockholders. We do not currently intend to engage in these types of transactions.

A RIC is not permitted to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus net short-term capital gains in excess of net long-term capital losses). If our expenses in a given year exceed investment company taxable income (e.g., as the result of large amounts of equity-based compensation), we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain (that is, the excess of net long-term capital gains over the net short-term capital losses). Due to these limits on the deductibility of expenses, we may for tax purposes have aggregate taxable income over a period of several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the net income we actually earned during those years in the aggregate. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, you may receive a larger capital gain distribution than you would have received in the absence of such transactions. Assuming we qualify for tax treatment as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated, and, as explained above, a portion of our distributions or deemed distributions may be characterized as long-term capital gain in the hands of stockholders. See “Election to be Taxed as a Regulated Investment Company” above. Except as otherwise provided, the remainder of this discussion assumes that we qualify for tax treatment as a RIC and have satisfied the Annual Distribution Requirement.

Failure to Qualify as a Regulated Investment Company

If we failed to qualify for treatment as a RIC (including if our Board of Directors elected to temporarily or permanently revoke our RIC election), we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would distributions be required to be made. Such distributions would be taxable to our stockholders as dividend income to the extent of our current and accumulated earnings and profits and (if made in a taxable year beginning before January 1, 2011) provided certain holding period and other requirements were met, could qualify for treatment as “qualified dividend income” in the hands of stockholders taxed as individuals eligible for the 15% maximum rate. Subject to certain limitations under the Code, corporate distributees may be eligible for the dividends received deduction with respect to our dividend distributions. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. To requalify as a RIC in a subsequent taxable year, we would be required to satisfy the RIC qualification requirements for that year and dispose of any earnings and profits from any year in which we failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, we could be subject to tax on any unrealized net built-in gains in the assets held by us during the period in which we failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless we made a special election to pay corporate-level tax on such built-in gain at the time of our requalification as a RIC.

Taxation of U.S. Stockholders

For federal income tax purposes, distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock through our dividend reinvestment plan. For taxable years beginning before January 1, 2011, to the extent such distributions paid by us are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions may be designated by us as “qualified dividend income” eligible to be taxed in the hands of non-corporate stockholders at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the stockholder and company levels. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not be qualified dividend income. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains (currently at a maximum rate of 15% in the case of individuals, trusts or estates), regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses and designate the retained net capital gains as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s cost basis for his, her or its common stock. Since we expect to pay tax on any retained net capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form to claim a refund for the taxes we paid. For federal income tax purposes, the tax basis of shares owned by a stockholder will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the stockholder’s gross income and the tax deemed paid by the stockholder as described in this paragraph. To utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.” We may also make actual distributions to our stockholders of some or all of realized net long-term capital gains in excess of realized net short-term capital losses.

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared. A U.S. stockholder generally will recognize taxable gain or loss if the U.S. stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. For taxable years beginning before January 1, 2011, individual U.S. stockholders are subject to a maximum federal income tax rate of 15% on their net capital gain (i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year) including any long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year ($1,500 for married individuals filing separately); any net capital losses of a non-corporate stockholder in excess of $3,000 ($1,500 for married individuals filing separately) generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

Distributions are taxable to stockholders even if they are paid from income or gains earned by us before a stockholder’s investment (and thus were included in the price the stockholder paid). If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically, it may represent a return of his, her or its investment. Distributions are taxable whether stockholders receive them in cash or reinvest them in additional shares through the Dividend Reinvestment Plan. A stockholder whose distributions are reinvested in shares will be treated as having received a dividend equal to either (i) the fair market value of the shares issued to the stockholder (if we issue new shares), or (ii) the amount of cash allocated to the stockholder for the purchase of shares on its behalf (if we purchase shares on the open market). We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15% “qualified dividend income” rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Dividends distributed by us generally will not be eligible for the corporate dividends-received deduction or the preferential rate applicable to “qualified dividend income.”

We may be required to withhold federal income tax (“backup withholding”), currently at a rate of 28%, from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability, provided that proper information is provided to the IRS. Under Treasury regulations, if a stockholder recognizes a loss with respect to our shares of $2 million or more for an individual stockholder or $10 million for a corporate stockholder, the stockholder must file with the IRS a disclosure statement on Form 8886. Direct stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether a taxpayer’s treatment of the loss is proper. Stockholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Taxation of Non-U.S. Stockholders

Whether an investment in the shares is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. non-U.S. stockholders should consult their tax advisors before investing in our common stock. In general, dividend distributions (other than certain distributions derived from net long-term capital gains, certain interest income and short term capital gains, as described below) paid by us to a non-U.S. stockholder are subject to withholding of federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains that, if paid to a non-U.S. stockholder directly, would not be subject to withholding. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder, (and, if an income tax treaty applies, attributable to a permanent establishment in the United States), we will not be required to withhold federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to federal income tax at the rates applicable to U.S. stockholders. (Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust and such entities are urged to consult their tax advisors.) For taxable years beginning prior to January 1, 2008, except as provided below, we generally will not be required to withhold any amounts with respect to certain distributions of (1) U.S.-source interest income that meets certain requirements, and (2) net short-term capital gains in excess of net long-term capital losses, in each case to the extent we properly designate such distributions. We intend to make such designations. In respect of distributions described in clause (1) above, however, we will be required to withhold amounts with respect to distributions to a non-U.S. stockholder:

•	that has not provided a satisfactory statement that the beneficial owner is not a U.S. person;

•	to the extent that the dividend is attributable to certain interest on an obligation if the non-U.S. stockholder is the issuer or is a 10% stockholder of the issuer;

•	that is within certain foreign countries that have inadequate information exchange with the United States; or

•	to the extent the dividend is attributable to interest paid by a person that is a related person of the non-U.S. stockholder and the non-U.S. stockholder is a “controlled foreign corporation” for federal income tax purposes.

Actual or deemed distributions of our net capital gain to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gain, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the U.S.), or in the case of an individual stockholder, the stockholder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. If we distribute our net capital gain in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal tax, may be subject to information reporting and backup withholding of federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN (or an acceptable substitute or successor form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding. Investment in the shares may not be appropriate for a non-U.S. stockholder. non-U.S. persons should consult their tax advisors with respect to the federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

DESCRIPTION OF CAPITAL STOCK

The following description is based on relevant portions of the Delaware General Corporation Law and on our certificate of incorporation and bylaws. This summary may not contain all of the information that is important to you, and we refer you to the Delaware General Corporation Law and our certificate of incorporation and bylaws, each of which will be effective prior to the completion of this offering, for a more detailed description of the provisions summarized below.

Stock

As of the date of completion of this offering, our authorized capital stock will consist of              shares of common stock, par value $0.01 per share, of which immediately after this offering              shares will be outstanding. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have reserved the symbol “KCAP” for the listing of our common stock on The NASDAQ Global Market.              shares of our common stock will have been authorized for issuance under the Equity Incentive Plan prior to the completion of this offering. Under Delaware law, our stockholders will not be personally liable for our debts or obligations solely based on their ownership of our common stock.

Set forth below is a chart describing the classes of our securities to be outstanding as of the date of the completion of this offering (assuming no exercise of the underwriters’ option to purchase additional shares):

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for our Account	(4) Amount Outstanding Exclusive of Amount Under Column (3)
Common Stock

Common Stock

Under the terms of our certificate of incorporation, to be effective prior to the completion of this offering, all shares of our common stock will have equal rights as to earnings, assets, dividends and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board of Directors and declared by us out of funds legally available therefor. Shares of our common stock will have no preemptive, exchange, conversion or redemption rights and will be freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of any series preferred stock that might be outstanding at that time. Each share of our common stock will be entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. The holders of common stock will possess exclusive voting power except (i) as provided with respect to any other class or series of stock or (ii) as may be required by the 1940 Act if we fail to meet certain asset coverage requirements. There will be no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock will be able elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred Stock

Under the terms of our certificate of incorporation, which will be effective prior to the completion of this offering, our Board of Directors will be authorized to issue shares of preferred stock in one or more series without stockholder approval. The Board of Directors will have the discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock.

Every issuance of preferred stock will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any dividend or other distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such dividend, distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are unpaid in an amount equal to two full years’ dividends, and to continue to be so represented until all dividends in arrears shall have been paid or otherwise provided for. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. Although, at this time, we do not expect to issue preferred stock, we believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

Registration Rights

In connection with our Restructuring, we entered into a registration rights agreement with certain affiliates of Kohlberg & Co. who hold shares of our common stock. Pursuant to the registration rights agreement, we have agreed that, upon demand by the holders of a specified percentage of these shares, we will file a registration statement to cover resales of the shares of common stock held by the requesting stockholders. In addition, pursuant to the registration rights agreement, we have agreed to grant these holders piggyback registration rights to include the shares held by these holders in any registration statement that we file for newly issued shares of our common stock, subject to certain exceptions. All expenses incurred in connection with these registrations will be borne by the Company. Immediately following this offering, holders of approximately 3,151,000 shares of our common stock will be entitled to have such shares included in any such registration statement.

We will use our best efforts to cause any such demand registration statement to be declared effective by the SEC on or prior to the 90th day following the filing of such registration statement with the SEC, subject to the exceptions provided for in the registration rights agreement.

The securities held by these holders will cease to be a registrable securities and therefore we will not be required to include these securities in any such registration statement on the earlier of (i) the date on which such shares have been registered effectively pursuant to the Securities Act and, in the case of an underwritten offering, disposed of in accordance with the registration statement relating to it, (ii) the date on which either such shares have been distributed to the public pursuant to Rule 144 or may be sold pursuant to Rule 144(k) under the Securities Act, (iii) the date on which such shares are sold to us, or (iv) the date on which all registrable securities held by any such holder may be sold in a three-month period without registration under the Securities Act pursuant to Rule 144 under the Securities Act.

The foregoing summary of certain provisions of the registration rights agreement may not include all of the provisions that are important to you and is subject to, and qualified in its entirety by reference to, the provisions of the registration rights agreement. Copies of the registration rights agreement are available as set forth under the heading “Available Information.”

Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses

Under our certificate of incorporation, which will be effective prior to the completion of this offering, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding (whether civil, criminal, administrative or investigative) by reason of the fact that such person is or was one of our directors or officers or is or was serving at our request as a director or officer of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, against all expense, liability and loss (including attorneys’ fees and related disbursements), judgments, fines, excise taxes or penalties under the Employee Retirement Income Security Act of 1974, as amended, penalties and amounts paid or to be paid in settlement, actually and reasonably incurred by such person in connection with such action, suit or proceeding, except with respect to any matter as to which such person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that such person’s action was in our best interests or to be liable to us or our stockholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. Our certificate of incorporation also will provide that our directors will not be personally liable for monetary damages to us for breaches of their fiduciary duty as directors, except for a breach of their duty of loyalty to us or our stockholders, for acts or omissions not in good faith in the reasonable belief that the action was in the best interests of the Company or which involve intentional misconduct or a knowing violation of law, for authorization of illegal dividends or redemptions or for any transaction from which the director derived an improper personal benefit. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability will be limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its stockholders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

Our certificate of incorporation, which will be effective prior to the completion of this offering, will permit us to secure insurance on behalf of any person who is or was or has agreed to become a director or officer of our company or is or was serving at our request as a director or officer of another enterprise for any liability arising out of his or her actions, regardless of whether the Delaware General Corporation Law would permit indemnification. We will have obtained liability insurance for our officers and directors as of the date of the completion of this offering.

Delaware Law and Certain Certificate of Incorporation And Bylaw Provisions; Anti-Takeover Measures

As of the date of the completion of this offering, we will be subject to the provisions of Section 203 of the Delaware General Corporation Law. In general, the statute prohibits a publicly held Delaware corporation from engaging in a “business combination” with “interested stockholders” for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the business combination is approved in a prescribed manner. A “business combination” includes certain mergers, asset sales and other transactions resulting in a financial benefit to the interested stockholder. Subject to exceptions, an “interested stockholder” is a person who, together with his, her or its affiliates and associates, owns, or within three years did own, 15% or more of the corporation’s voting stock. Our certificate of incorporation and bylaws will provide that:

•	the Board of Directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•	directors may be removed only for cause by the affirmative vote of the holders of 75% of the shares of our capital stock entitled to vote; and

•	any vacancy on the Board of Directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote of the directors then in office.

The classification of our Board of Directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third party to acquire us, or of discouraging a third party from acquiring us.

Our certificate of incorporation and bylaws, which will be effective prior to the completion of this offering, will also provide that:

•	any action required or permitted to be taken by the stockholders at an annual meeting or special meeting of stockholders may only be taken if it is properly brought before such meeting and may not be taken by written action in lieu of a meeting; and

•	special meetings of the stockholders may only be called by our Board of Directors, chairman or CEO.

Our bylaws, which will be effective prior to the completion of this offering, will provide that, in order for any matter to be considered “properly brought” before a meeting, a stockholder must comply with requirements regarding advance notice to us. These provisions could delay, until the next stockholders’ meeting, stockholder actions which are favored by the holders of a majority of our outstanding voting securities. These provisions may also discourage another person or entity from making a tender offer for our common stock, because such person or entity, even if it acquired a majority of our outstanding voting securities, would be able to take action as a stockholder (such as electing new directors or approving a merger) only at a duly called stockholders meeting, and not by written consent.

Delaware’s law generally provides that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Under our certificate of incorporation and bylaws, which will be effective prior to the completion of this offering, the affirmative vote of the holders of at least 75% of the shares of our capital stock entitled to vote will be required to amend or repeal any of the provisions of our bylaws. Moreover, our bylaws will provide that generally, a majority of the shares of our capital stock issued and outstanding and entitled to vote will be able to amend our certificate of incorporation. However, the vote of at least 75% of the shares of our capital stock then outstanding and entitled to vote in the election of directors, voting together as a single class, will be required to amend or repeal any provision of the certificate of incorporation pertaining to the Board of Directors, limitation of liability, indemnification, stockholder action or amendments to the certificate of incorporation, to approve a proposal to convert, whether by merger or otherwise, from a closed-end company to an open-end company or to approve a proposal to effect our liquidation or dissolution. However, if such amendment or proposal is approved by at least 75% of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by the stockholders entitled to cast a majority of the votes entitled to be cast on such matter. The “continuing directors” will be defined in our certificate of incorporation as our directors at the time of the completion of this offering as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on our Board of Directors. The stockholder vote with respect to our certificate of incorporation or bylaws would be in addition to any separate class vote that might in the future be required under the terms of any series preferred stock that might be outstanding at the time any such changes are submitted to stockholders. In addition, our certificate of incorporation will permit our Board of Directors to amend or repeal our bylaws by a majority vote.

SHARES ELIGIBLE FOR FUTURE SALE

Prior to the completion of this offering, there has been no public market for our common stock. Future sales of substantial amounts of our common stock in the public market, or the perception that such sales may occur, could adversely affect the market price of our common stock and could impair our future ability to raise capital through the sale of our equity securities.

We, our executive officers and directors and certain other stockholders have agreed with the underwriters not to sell any shares of our common stock that we or they own for a period of 180 days from the date of this prospectus. This agreement, referred to as a “lock-up agreement,” may be waived by Lehman Brothers, Inc. as representative of the underwriters. Notwithstanding the foregoing, we have agreed, and are permitted pursuant to the terms of the lock-up agreements, to file a shelf registration statement covering all of the shares of our common stock and warrants (and all of the shares of common stock underlying the warrants) outstanding prior to this offering shortly after the completion of this offering. See “Description of Capital Stock—Registration Rights.”

Upon the completion of this offering, as a result of the issuance of              shares of common stock, we will have              shares of our common stock outstanding of which              shares will be “restricted” securities under the meaning of Rule 144 promulgated under the Securities Act and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available, including exemptions contained in Rule 144. Pursuant to a registration rights agreement, we have agreed to file a registration statement in respect of the shares of common stock that are restricted securities.

In general, under Rule 144 as currently in effect, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person within any three-month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding, or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sale, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of the common stock. See “Risk Factors—Risks Related to this Offering.”

Lock-Up Agreements

We, our executive officers and directors and certain other stockholders will be subject to agreements with the underwriters that restrict our and their ability to transfer shares of our common stock for a period of up to 180 days from the date of this prospectus. After the lock-up agreements expire, an aggregate of 3,151,000 additional shares will be eligible for sale in the public market in accordance with Rule 144 under the Securities Act. These lock-up agreements provide that these persons will not offer, sell, contract to sell, pledge (other than to us), hedge or otherwise dispose of our common stock or any securities convertible into or exchangeable for our common stock, owned by them for a period specified in the agreement without the prior written consent of Lehman Brothers Inc.

Stock Options

As of the completion of this offering, there will be options to purchase              shares of our common stock outstanding under our Equity Incentive Plan. All of these shares will be eligible for sale in the public market from time to time, subject to vesting provisions, Rule 144 volume limitations applicable to our affiliates and, in the case of some of the options, the expiration of lock-up agreements.

We intend to file a registration statement under the Securities Act covering              shares of common stock reserved for issuance under our Equity Incentive Plan. The registration statement is expected to be filed, subject to compliance with any applicable lock-up agreement, as soon as practicable after the completion of this offering.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Directors, we do not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we will generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to us. In return for such services, we may pay a higher commission than other brokers would charge if we determine in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

Lehman Brothers Inc. is acting as representative of the underwriters. Under the terms of an underwriting agreement, each of the underwriters named below has severally agreed to purchase the respective number of shares of common stock shown opposite its name.

Underwriters	Number of Shares
Lehman Brothers Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
BMO Capital Markets Corp.
Banc of America Securities LLC

Total

The underwriting agreement provides that the underwriters’ obligation to purchase the common stock depends on the satisfaction of the conditions contained in the underwriting agreement, including:

•	the obligation to purchase all shares of common stock offered hereby (other than those shares of common stock covered by their option to purchase additional shares as described below), if any of the shares are purchased;

•	the representations and warranties made by us to the underwriters are true;

•	there is no material change in our business or in the financial markets; and

•	we deliver customary closing documents to the underwriters.

Commissions and Expenses

The following table summarizes the underwriting discounts and commissions we will pay to the underwriters. These amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares. The underwriting fee is the difference between the initial price to the public and the amount the underwriters pay us for the shares.

	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

The representative of the underwriter has advised us that the underwriters propose to offer the shares of common stock directly to the public at the public offering price set forth on the cover page of this prospectus and to selected dealers, which may include the underwriters, at such public offering price less a selling concession not in excess of $             per share. After the offering, the representative may change the offering price and other selling terms.

The expenses of the offering that are payable by us are estimated to be $             (excluding underwriting discounts and commissions).

Option to Purchase Additional Shares

We have granted the underwriters an option exercisable for 30 days after the date of this prospectus to purchase, from time to time, in whole or in part, up to an aggregate of              shares, at the public offering price less underwriting discounts and commissions. This option may be exercised if the underwriters sell more than              shares in connection with this offering. To the extent that this option is exercised, each underwriter will be obligated, subject to certain conditions, to purchase its pro rata portion of these additional shares based on the underwriters’ underwriting commitment in the offering as indicated in the table at the beginning of this Underwriting section.

Lock-Up Agreements

We, our executive officers and directors and certain other stockholders, have agreed that, without the prior written consent of Lehman Brothers Inc., we and they will not directly or indirectly, (1) offer for sale, sell, pledge, or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any shares of common stock (including, without limitation, shares of common stock that may be deemed to be beneficially owned by us or them in accordance with the rules and regulations of the SEC and shares of common stock that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for common stock, (2) enter into any swap or other derivatives transaction agreement that transfers to another, in whole or in part, any of the economic consequences of ownership of the common stock, (3) make any demand for or exercise any right or file or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any common stock or securities convertible or exchangeable into common stock or any of our other securities or (4) publicly disclose the intention to do any of the foregoing for a period of 180 days after the date of this prospectus in the case of the Company, our executive officers and directors and certain other stockholders.

The restricted period described in the preceding paragraph will be extended if:

•	during the last 17 days of the restricted period we issue an earnings release or announce material news or a material event relating to us occurs; or

•	prior to the expiration of the restricted period, we announce that we will release earnings results during the 16-day period beginning on the last day of the restricted period,

in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the announcement of the material news or occurrence of a material event, unless such extension is waived in writing by Lehman Brothers Inc.

Lehman Brothers Inc., in its sole discretion, may release the common stock subject to lock-up agreements in whole or in part at any time with or without notice. When determining whether or not to release shares of common stock from lock-up agreements, Lehman Brothers Inc. will consider, among other factors, the stockholder’s reasons for requesting the release, the number of shares of common stock and other securities for which the release is being requested and market conditions at the time. Lehman Brothers Inc. has advised us that it has no present intent to release the lock-ups prior to the expiration of the applicable restricted period described above.

Indemnification

We have agreed to indemnify the underwriters against liabilities relating to the offering, including liabilities under the Securities Act and to contribute to payments that the underwriters may be required to make for these liabilities.

Stabilization and Short Positions

The underwriters may engage in stabilizing transactions, short sales and purchases to cover positions created by short sales, and penalty bids or purchases for the purpose of pegging, fixing or maintaining the price of the shares of our common stock, in accordance with Regulation M under the Exchange Act:

•	Stabilizing transactions permit bids to purchase the underlying security so long as the stabilizing bids do not exceed a specified maximum.

•

A short position involves a sale by the underwriters of shares in excess of the number of shares the underwriters are obligated to purchase in the offering, which creates the syndicate short position. This short position may be either a covered short position or a naked short position. In a covered short position, the number of shares involved in the sales made by the underwriters in excess of the number of shares they are obligated to purchase is not greater than the number of shares that they may purchase by exercising their option to purchase additional shares. In a naked short position, the number of shares involved is greater than the number of shares in their option to purchase additional shares. The underwriters may close out any short position by either exercising their option to purchase additional shares and/or purchasing shares in the open market. In determining the source of shares to close out the short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through their option to purchase additional shares. A naked short position is more likely to be created if the underwriters are concerned that there could be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering.

•	Syndicate covering transactions involve purchases of the shares in the open market after the distribution has been completed in order to cover syndicate short positions.

•	Penalty bids permit the representatives to reclaim a selling concession from a syndicate member when the shares originally sold by the syndicate member are purchased in a stabilizing or syndicate covering transaction to cover syndicate short positions.

These stabilizing transactions and covering transactions may have the effect of raising or maintaining the market price of the common stock or preventing or retarding a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. These transactions may be effected on The NASDAQ Global Market or otherwise and, if commenced, may be discontinued at any time.

Neither we nor any of the underwriters make any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the common stock. In addition, neither we nor any of the underwriters make any representation that the representative will engage in these stabilizing transactions or that any transaction, once commenced, will not be discontinued without notice.

Electronic Distribution

A prospectus in electronic format may be made available on the Internet or through other online services maintained by one or more of the underwriters participating in this offering, or by their affiliates. In those cases, prospective investors may view offering terms online and, depending upon the particular underwriter, prospective investors may be allowed to place orders online. The underwriters may agree with us to allocate a specific number of shares for sale to online brokerage account holders. Any such allocation for online distributions will be made by the representative on the same basis as other allocations.

Other than the prospectus in electronic format, the information on any underwriter’s web site and any information contained in any other web site maintained by an underwriter is not part of the prospectus or the registration statement of which this prospectus forms a part, has not been approved and/or endorsed by us or any underwriter in its capacity as underwriter and should not be relied upon by investors.

Listing

We will apply to list our common stock on The NASDAQ Global Market under the symbol “KCAP,” subject to official notice of issuance.

Stamp Taxes

If you purchase shares of common stock offered by this prospectus, you may be required to pay stamp taxes and other charges under the laws and practices of the country of purchase, in addition to the offering per share price listed on the cover page of this prospectus. Accordingly, we urge you to consult a tax advisor with respect to whether you may be required to pay those taxes or charges, as well as any other tax consequences that may arise under the laws of the country of purchase.

Relationships

An affiliate of Lehman Brothers Inc. is a lender under a credit facility to a special purpose vehicle organized by Katonah Debt Advisers, which was used to finance the acquisition of approximately $200 million in aggregate principal amount of first and second lien loans. We will acquire this portfolio of loans with the proceeds of this offering, and the proceeds that we will pay to the special purpose vehicle will in turn be used to repay the credit facility.

The underwriters and their affiliates may in the future perform investment banking or financial advisory services for us and our affiliates from time to time for which they may receive customary fees and expenses. The underwriters may also, from time to time, engage in transactions with or perform services for us and our affiliates in the ordinary course of their business, including as lender for a securitized revolving credit facility which we expect to enter into after the closing of this offering.

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement with         . The address of the custodian is         . The transfer agent and registrar for our common stock,             , will act as our transfer agent, dividend paying and reinvestment agent and registrar. The principal business address of the transfer agent is             .

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Ropes & Gray LLP, Boston, Massachusetts. Certain legal matters in connection with the offering will be passed upon for the underwriters by Clifford Chance US LLP, New York, New York.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have engaged                      as our independent registered public accounting firm. The address of                      is                     .

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

PART C—OTHER INFORMATION

Item 25.	Financial Statements and Exhibits

1. Financial Statements

Not applicable.

2. Exhibits

Exhibit Number	Description
a	Form of Certificate of Incorporation of Kohlberg Capital Corporation (the “Company”).*

b	Form of Bylaws of the Company.*

c	Not applicable.

d.1	Specimen certificate of the Company’s common stock, par value $0.01 per share.*

d.2	Form of Registration Rights Agreement.*

e	Form of Dividend Reinvestment Plan.*

f	Not applicable.

g	Not applicable.

h	Form of Underwriting Agreement dated , 2006 between the Company and Lehman Brothers Inc. as representative of the underwriters named therein.*

i.1	Form of the 2006 Equity Incentive Plan.*

i.2	Form of Stock Option Agreement for Officers.*

j	Form of Custody Agreement dated , 2006 between the Company and .*

k.1	Form of Registrar, Transfer Agency and Services Agreement dated , 2006 between the Company and .*

k.2	Irrevocable Exchange and Subscription Agreement—Katonah Debt Advisors, dated , 2006 between Katonah Capital, LLC (the “Registrant”), James A. Kohlberg and KAT Associates LLC.*

k.3	Irrevocable Exchange and Subscription Agreement—CDO Securities, dated , 2006 between the Registrant, KKAT Acquisition Company III, LLC, KKAT Acquisition Company IV, LLC, KKAT Acquisition Company V, LLC, KKAT Acquisition Company VII, LLC and KKAT Acquisition Company VIII, LLC.*

k.4	Transition Services Agreement dated , 2006 between the Company and Kohlberg & Company, LLC.*

k.5	License and Referral Agreement dated , 2006 between the Company and Kohlberg & Company, LLC.*

l	Opinion of Ropes & Gray LLP, counsel to the Registrant.*

m.	Not applicable.

n.1	Consent of James A. Kohlberg pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.**

n.2	Consent of Christopher Lacovara pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.**

n.3	Consent of Samuel P. Frieder pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.**

n.5	Consent of , Independent Registered Public Accounting Firm.*

n.6	Consent of Ropes & Gray LLP, counsel to the Registrant (included in Exhibit l).*

Exhibit Number	Description

o	Not applicable.

p	Not applicable.

q	Not applicable.

rr	Code of Ethics of the Company adopted under Rule 17j-1.*

*	To be filed by amendment.
**	Filed herewith.

Item 26.	Marketing Arrangements

The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses payable by us in connection with the offering (excluding underwriting discounts and commissions):

Amount
SEC registration fee		$24,075
NASD filing fee		*
The NASDAQ Global Market listing fee		*
Accounting fees and expenses		*
Legal fees and expenses		*
Printing expenses		*
Blue sky qualification fees and expenses		*
Transfer Agent’s fee		*
Miscellaneous		*

Total	$	*

*	To be completed by amendment.

The amounts set forth above, except for the Securities and Exchange Commission, National Association of Securities Dealers, Inc. and The NASDAQ Global Market fees, are in each case estimated. All of the expenses set forth above shall be borne by the Registrant.

Item 28.	Persons Controlled by or Under Common Control

The information contained under the heading “Control Persons and Principal Stockholders” is incorporated herein by reference.

Item 29.	Number of Holders of Securities

The following table sets forth the number of record holders of the Registrant’s common equity at                     , 2006.

Title of Class	Number of Record Holders
*

*	To be completed by amendment.

Item 30.	Indemnification

The information contained under the heading “Description of Capital Stock—Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses” is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Prior to the completion of this offering, the Registrant will carry liability insurance for the benefit of its directors and officers (other than with respect to claims resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office) on a claims-made basis of up to $            , subject to a $             retention and the other terms thereof.

We have agreed to indemnify the underwriters against specified liabilities for actions taken in their capacities as such, including liabilities under the Securities Act.

Item 31.	Business and Other Connections of Investment Adviser

Not applicable.

Item 32.	Location of Accounts and Records

Following the election to be treated as a business development company, the Registrant will maintain physical possession of each account, book or other document required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder at the offices of:

(1)	The Registrant, 295 Madison Avenue, 6th Floor, New York, New York 10017;

(2)	The Custodian; and

(3)	The Transfer Agent.

Item 33.	Management Services

Not applicable.

Item 34.	Undertakings

1. The Registrant undertakes to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from the net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

6. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 18th day of August 2006.

KOHLBERG CAPITAL, LLC

By:	/s/ DAYL W. PEARSON
Name:	Dayl W. Pearson
Title:	Chief Executive Officer

KNOW ALL MEN BY THESE PRESENT, each person whose signature appears below hereby constitutes and appoints Dayl W. Pearson and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place, and stead, in any and all capacities, to sign any and all amendments to this Registration Statement and any registration statement filed pursuant to Rule 462(b) under the Securities Act, and to file the same, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ DAYL W. PEARSON	Chief Executive Officer (principal executive, financial and accounting officer)	August 18, 2006
DAYL W. PEARSON

/s/ JAMES A. KOHLBERG	Member of the Board of Managers	August 18, 2006
JAMES A. KOHLBERG

/s/ SAMUEL P. FRIEDER	Member of the Board of Managers	August 18, 2006
SAMUEL P. FRIEDER

/s/ CHRISTOPHER LACOVARA	Member of the Board of Managers	August 18, 2006
CHRISTOPHER LACOVARA

INDEX OF EXHIBITS

Exhibit Number	Description
a	Form of Certificate of Incorporation of Kohlberg Capital Corporation (the “Company”).*

b	Form of Bylaws of the Company.*

c	Not applicable.

d.1	Specimen certificate of the Company’s common stock, par value $0.01 per share.*

d.2	Form of Registration Rights Agreement.*

e	Form of Dividend Reinvestment Plan.*

f	Not applicable.

g	Not applicable.

h	Form of Underwriting Agreement dated , 2006 between the Company and Lehman Brothers Inc. as representative of the underwriters named therein.*

i.1	Form of the 2006 Equity Incentive Plan.*

i.2	Form of Stock Option Agreement for Officers.*

j	Form of Custody Agreement dated , 2006 between the Company and .*

k.1	Form of Registrar, Transfer Agency and Services Agreement dated , 2006 between the Company and .*

k.2	Irrevocable Exchange and Subscription Agreement—Katonah Debt Advisors, dated , 2006 between Katonah Capital, LLC (the “Registrant”), James A. Kohlberg and KAT Associates LLC.*

k.3	Irrevocable Exchange and Subscription Agreement—CDO Securities, dated , 2006 between the Registrant, KKAT Acquisition Company III, LLC, KKAT Acquisition Company IV, LLC, KKAT Acquisition Company V, LLC, KKAT Acquisition Company VII, LLC and KKAT Acquisition Company VIII, LLC.*

k.4	Transition Services Agreement dated , 2006 between the Company and Kohlberg & Company, LLC.*

k.5	License and Referral Agreement dated , 2006 between the Company and Kohlberg & Company, LLC.*

l	Opinion of Ropes & Gray LLP, counsel to the Registrant.*

m.	Not applicable.

n.1	Consent of James A. Kohlberg pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.**

n.2	Consent of Christopher Lacovara pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.**

n.3	Consent of Samuel P. Frieder pursuant to Rule 438 under the Securities Act of 1933 to be named as a director.**

n.5	Consent of , Independent Registered Public Accounting Firm.*

n.6	Consent of Ropes & Gray LLP, counsel to the Registrant (included in Exhibit l).*

o	Not applicable.

p	Not applicable.

q	Not applicable.

rr	Code of Ethics of the Company adopted under Rule 17j-1.*

*	To be filed by amendment.
**	Filed herewith.